PROSPECTUS

dated December 31, 2024

(as supplemented on January 17, 2025)

Motley Fool 100 Index ETF

(CBOE BZX: TMFC)

Motley Fool Global Opportunities ETF

(CBOE BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

(CBOE BZX: TMFM)

Motley Fool Small-Cap Growth ETF

(CBOE BZX: TMFS)

Motley Fool Next Index ETF

(CBOE BZX: TMFX)

Motley Fool Capital Efficiency 100 Index ETF

(CBOE BZX: TMFE)

Each a series of The RBB Fund, Inc.
2000 Duke Street
Suite 275
Alexandria, VA 22314

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Motley Fool 100 Index ETF	2
Summary Section	2
Motley Fool Global Opportunities ETF	9
Summary Section	9
Motley Fool Mid-Cap Growth ETF	17
Summary Section	17
Motley Fool Small-Cap Growth ETF	24
Summary Section	24
Motley Fool Next Index ETF	32
Summary Section	32
Motley Fool Capital Efficiency 100 Index ETF	40
Summary Section	40
Additional Information about the Funds	49
Management of the Funds	65
How to Buy and Sell Shares	68
Dividends, Distributions, and Taxes	69
Distribution	73
Additional Considerations	73
Financial Highlights	75
For More Information	Back Cover

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Motley Fool 100 Index ETF, the Motley Fool Global Opportunities ETF, the Motley Fool Mid-Cap Growth ETF, the Motley Fool Small-Cap Growth ETF, the Motley Fool Next Index ETF, or the Motley Fool Capital Efficiency 100 Index ETF (each a “Fund” and together, the “Funds”) or The RBB Fund, Inc. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY SECTION

MOTLEY FOOL 100 INDEX ETF

Summary Section

Investment Objective

The Motley Fool 100 Index ETF (the “Fool 100 Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fool 100 Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fool 100 Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fool 100 Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fool 100 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fool 100 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fool 100 Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fool 100 Fund’s performance. For the fiscal year ended August 31, 2024, the Fool 100 Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fool 100 Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Fool 100 Index. Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Fool 100 Fund. The Fool 100 Index was developed by The Motley Fool, LLC (“TMF”), an affiliate of the Adviser.

The Motley Fool 100 Index

The Fool 100 Index was established by TMF in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by TMF’s analysts and newsletters.

To be eligible for inclusion in the Fool 100 Index, a company must be among the 100 largest domestic firms by market capitalization in TMF’s “recommendation universe.” That recommendation universe includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database.

Each of the 100 largest company’s share of the Fool 100 Index (or “weighting”) is set to equal the company’s share of all Fool 100 Index companies’ aggregate market value. The Fool 100 Index is reconstituted and rebalanced quarterly. From time to time, the Fool 100 Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.

The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fool 100 Fund, the Adviser or TMF. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fool 100 Index at www.fool100.com and the Index Calculation Agent, at www.solactive.com.

The Fool 100 Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fool 100 Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Fool 100 Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Fool 100 Fund’s performance and that of the Fool 100 Index, before fees and expenses, will be 95% or better.

The Fool 100 Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Fool 100 Index. However, the Fool 100 Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Fool 100 Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Fool 100 Index as a whole, when the Adviser believes it is in the best interests of the Fool 100 Fund (e.g., when replicating the Fool 100 Index involves practical difficulties or substantial costs, a Fool 100 Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fool 100 Fund but not to the Fool 100 Index).

The Fool 100 Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Fool 100 Index, but which the Adviser believes will help the Fool 100 Fund track the Fool 100 Index. For example, the Fool 100 Fund may invest in securities that are not components of the Fool 100 Index to reflect various corporate actions and other changes to the Fool 100 Index (such as reconstitutions, additions and deletions).

The Fool 100 Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fool 100 Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Fool 100 Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Fool 100 Fund will concentrate its investments to approximately the same extent as the Fool 100 Index. As of August 31, 2024, securities in the communication services, consumer discretionary, financials, health care, and information technology sectors represented a significant portion of the Fool 100 Index.

The Fool 100 Fund may also seek to increase its income by lending securities.

The Fool 100 Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fool 100 Fund’s investments may decrease, which will cause the value of the Fool 100 Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fool 100 Fund, and there can be no assurance that the Fool 100 Fund will achieve its investment objective. The Fool 100 Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fool 100 Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fool 100 Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fool 100 Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fool 100 Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fool 100 Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fool 100 Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fool 100 Fund or its service providers may adversely impact and cause financial losses to the Fool 100 Fund or its shareholders. Issuers of securities in which the Fool 100 Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

●

Equity Markets Risk. The equity securities held in the Fool 100 Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fool 100 Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Fool 100 Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fool 100 Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fool 100 Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fool 100 Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fool 100 Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fool 100 Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Index Rankings and Methodology Risk. The Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Fool 100 Index. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Fool 100 Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Fool 100 Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Fool 100 Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Fool 100 Index methodology. Moreover, the methodology and the calculation of the Fool 100 Index could be subject to errors. If the composition of the Fool 100 Index reflects such errors, the Fool 100 Fund’s portfolio can be expected to reflect the errors, too.

●

Large-Capitalization Investing Risk. Investments in securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fool 100 Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Non-Diversification Risk. The Fool 100 Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fool 100 Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Fool 100 Fund.

●

Passive Investment Risk. The Fool 100 Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Fool 100 Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Fool 100 Index or the selling of shares of that security is otherwise required upon a reconstitution of the Fool 100 Index as addressed in the Index methodology.

●

Portfolio Turnover Risk. In seeking to replicate the Fool 100 Index, which is adjusted and rebalanced quarterly, the Fool 100 Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Risk. To the extent the Fool 100 Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

●

Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

●

Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Fool 100 Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fool 100 Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Tracking Error Risk. As with all index funds, the performance of the Fool 100 Fund and its Index may differ from each other for a variety of reasons. For example, the Fool 100 Fund incurs operating expenses and portfolio transaction costs not incurred by the Fool 100 Index. In addition, the Fool 100 Fund may not be fully invested in the securities of the Fool 100 Index at all times or may hold securities not included in the Fool 100 Index.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fool 100 Fund. The bar chart shows the changes in performance of the Fool 100 Fund from year to year. The table illustrates how the Fool 100 Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance and the Fool 100 Index. Past performance, both before and after taxes, does not necessarily indicate how the Fool 100 Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 26.83% in the quarter ended June 30, 2020
Worst Quarter: -21.72% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2024 was 26.00%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Fool 100 Fund	1 Year	5 Years	Since Inception, January 29, 2018
Return Before Taxes	46.72%	19.43%	14.98%
Return After Taxes on Distributions	46.62%	19.34%	14.88%
Return After Taxes on Distributions and Sale of Fund Shares	27.72%	15.86%	12.19%
Motley Fool 100 Index (reflects no deduction for fees, expenses or taxes)	47.32%	20.03%	15.54%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fool 100 Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Inception (January 29, 2018)
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fool 100 Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Fool 100 Fund’s most recent fiscal year was 0.06%.

The Fool 100 Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fool 100 Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fool 100 Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fool 100 Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fool 100 Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fool 100 Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fool 100 Fund over another investment. Any such arrangements do not result in increased Fool 100 Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY SECTION

Motley Fool Global Opportunities ETF

Motley Fool Global Opportunities ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Global Opportunities ETF (“the Global Opportunities Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Opportunities Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Global Opportunities Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Global Opportunities Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Opportunities Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Opportunities Fund’s performance. For the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Global Opportunities Fund is an actively-managed exchange-traded fund (“ETF”), and pursues its investment objective by using a quality growth investing style. The Global Opportunities Fund invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts (including unsponsored depositary receipts) of high-quality companies that are organized under the laws of other countries around the world.

The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Opportunities Fund seeks to stay fully invested and does not attempt to time the market. Although the Global Opportunities Fund does not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations, which Motley Fool Asset Management, LLC (the “Adviser”) considers to be companies with market capitalizations less than $10 billion, and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Global Opportunities Fund’s investment program. As a result, the Global Opportunities Fund has the freedom to go anywhere to make investments for its shareholders.

In identifying investments for the Global Opportunities Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund prefers to invest in high-quality businesses when possible. To identify these high quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Global Opportunities Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of between 30 and 50 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Global Opportunities Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2024, the Global Opportunities Fund was significantly invested in the communication services, consumer discretionary, financials, health care, and industrials sectors. The Global Opportunities Fund may also seek to increase its income by lending securities.

The Global Opportunities Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Global Opportunities Fund’s investments may decrease, which will cause the value of the Global Opportunities Fund’s Shares to decrease. As a result, you may lose money on your investment in the Global Opportunities Fund, and there can be no assurance that the Global Opportunities Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Global Opportunities Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Active Management Risk. The Global Opportunities Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Global Opportunities Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

●

Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

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Investment Style Risk. The Global Opportunities Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Global Opportunities Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Global Opportunities Fund will underperform the market and its peers over short timeframes.

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Sector Risk. To the extent the Global Opportunities Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

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Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Global Opportunities Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Global Opportunities Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Global Opportunities Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Global Opportunities Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Global Opportunities Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Global Opportunities Fund or its service providers may adversely impact and cause financial losses to the Global Opportunities Fund or its shareholders. Issuers of securities in which the Global Opportunities Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

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Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

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Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

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ETF Risk. The Global Opportunities Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“APs”) may engage in creation or redemption transactions directly with the Fund. The Global Opportunities Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Global Opportunities Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Global Opportunities Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Global Opportunities Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Securities Lending Risk. The Global Opportunities Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Global Opportunities Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Small and Mid-Capitalization Companies Risk. The Global Opportunities Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Global Opportunities Fund. The Global Opportunities Fund has adopted the performance of the MFAM Global Opportunities Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Global Opportunities Fund (the “Reorganization”). Prior to the Reorganization, the Global Opportunities Fund had not yet commenced operations. The Global Opportunities Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “MFFT Global Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT Global Predecessor Fund, which was also a publicly-sold open-end mutual fund. The MFFT Global Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Global Opportunities Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund’s average annual total returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Global Opportunities Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 28.73% in the quarter ended June 30, 2020
Worst Quarter: -20.78% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2024 was 13.96%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Global Opportunities Fund	1 Year	5 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	28.08%	12.13%	9.08%
Return After Taxes on Distributions	26.48%	10.84%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares	17.72%	9.65%	7.15%
FTSE Global All Cap Net Tax Index (reflects no deduction for fees, expenses or taxes)	21.96%	11.88%	7.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Lead Portfolio Manager	2021	2009
Nathan G. Weisshaar, CFA®	Portfolio Manager	2021	2014
Michael J. Olsen, CFA®	Portfolio Manager	2021	2020

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Global Opportunities Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Global Opportunities Fund’s most recent fiscal year was 0.18%.

The Global Opportunities Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Global Opportunities Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Global Opportunities Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Global Opportunities Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Global Opportunities Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Global Opportunities Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Any such arrangements do not result in increased Global Opportunities Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY SECTION

Motley Fool Mid-Cap Growth ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Mid-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Mid-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Mid-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Mid-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Growth Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Mid-Cap Growth Fund’s performance. For the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and pursues its investment objective by using a quality growth investing style. The Mid-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations with growth characteristics. For this purpose, Motley Fool Asset Management, LLC (the “Adviser”) currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for targeting portfolio management. As of October 31, 2024, the average dollar-weighted market cap of the Russell Midcap Growth Total Return Index was approximately $30.5 billion. The median market cap was approximately $13.4 billion and the largest stock included in the index had a market cap of approximately $82.8 billion. Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market.

In identifying investments with growth characteristics, the Adviser looks for securities of companies that have high quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Mid-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Mid-Cap Growth Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Mid-Cap Growth Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2024, the Mid-Cap Growth Fund was significantly invested in the financials, health care, industrials, and information technology sectors, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Fund may also seek to increase its income by lending portfolio securities.

The Mid-Cap Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Mid-Cap Growth Fund’s investments may decrease, which will cause the value of the Mid-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Mid-Cap Growth Fund, and there can be no assurance that the Mid-Cap Growth Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Mid-Cap Growth Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

●	Active Management Risk. The Mid-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Mid-Cap Growth Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

●

Investment Style Risk. The Mid-Cap Growth Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Mid-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Mid-Cap Growth Fund will underperform the market and its peers over short time frames.

●

Sector Risk. To the extent the Mid-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Mid-Capitalization Companies Risk. The Mid-Cap Growth Fund invests in securities of mid-capitalization companies. Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Mid-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Mid-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Mid-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Mid-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Mid-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Mid-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Mid-Cap Growth Fund or its shareholders. Issuers of securities in which the Mid-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Mid-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Mid-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Mid-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Mid-Cap Growth Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Mid-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Securities Lending Risk. The Mid-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Mid-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Mid-Cap Growth Fund. The Mid-Cap Growth Fund has adopted the performance of the MFAM Mid-Cap Growth Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Mid-Cap Growth Fund (the “Reorganization”). Prior to the Reorganization, the Mid-Cap Growth Fund had not yet commenced operations. The Mid-Cap Growth Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Great America Fund, a series of The Motley Fool Funds Trust (the “MFFT GA Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT GA Predecessor Fund, which was also a publicly-sold open-end mutual fund. The MFFT GA Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Mid-Cap Growth Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund’s average annual total returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Mid-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 30.42% in the quarter ended June 30, 2020
Worst Quarter: -20.15% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2024 was 15.17%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Mid-Cap Growth Fund	1 Year	5 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	21.77%	9.87%	7.87%
Return After Taxes on Distributions	21.03%	8.54%	6.88%
Return After Taxes on Distributions and Sale of Fund Shares	13.39%	7.83%	6.31%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)*	25.96%	15.16%	11.41%
Russell Midcap Growth Total Return Index (reflects no deduction for fees, expenses or taxes)*	25.87%	13.81%	10.53%

*

Effective October 2024, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Russell Midcap Growth Total Return Index as the Fund’s primary benchmark to represent a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Lead Portfolio Manager	2021	2010
Nathan G. Weisshaar, CFA®	Portfolio Manager	2021	2014

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Mid-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Mid-Cap Growth Fund’s most recent fiscal year was 0.13%.

The Mid-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Mid-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Mid-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Mid-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Mid-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Mid-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Mid-Cap Growth Fund over another investment. Any such arrangements do not result in increased Mid-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY SECTION

MOTLEY FOOL SMALL-CAP GROWTH ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Small-Cap Growth ETF (the “Small-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Small-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Small-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Small-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Small-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2024, the Small-Cap Growth Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Small-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and invests primarily in equity securities of small capitalization companies listed on a United States exchange and selected by Motley Fool Asset Management, LLC (the “Adviser”), the Small-Cap Growth Fund’s investment adviser. The Small-Cap Growth Fund pursues its investment objective by using a quality growth style. The Small-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Small-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by small capitalization companies with growth characteristics. For this purpose, the Adviser currently defines small capitalization companies as being within the same range of market capitalizations as the companies in the Russell 2000 Growth Total Return Index (the “Index”).

The Index is used for the purpose of determining ranges of market capitalizations and not for targeting portfolio management. As of October 31, 2024, the median market capitalization of the Index was $1.0 billion and the largest stock was $12.6 billion. Under normal circumstances, the Small-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. The Small-Cap Growth Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. In addition, at any given time, the Small-Cap Growth Fund may have a significant portion of its net assets invested in securities of issuers within a particular sector, such as the financials, health care, industrials, and information technology sectors.

In identifying investments with growth characteristics, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and the potential for robust streams of free cash flow. In managing the Small-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Small-Cap Growth Fund’s allocations to maintain a mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Small-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Small-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria described in more detail below: (i) management, culture, and incentives; (ii) the economics of the business; (iii) competitive advantage; and (iv) trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Small-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Small-Cap Growth Fund’s investment portfolio is focused, generally composed of between 30 and 40 investment positions.

While investing in a particular sector is not a principal investment strategy of the Small-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Small-Cap Growth Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Fund’s total assets. As of August 31, 2024, the Small-Cap Growth Fund is significantly invested in the financials, health care, industrials, and information technology sectors, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Small-Cap Growth Fund may not invest more than 15% of its net assets in illiquid securities.

The Small-Cap Growth Fund may also seek to increase its income by lending securities.

The Small-Cap Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Small-Cap Growth Fund’s investments may decrease, which will cause the value of the Small-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Small-Cap Growth Fund, and there can be no assurance that the Small-Cap Growth Fund will achieve its investment objective. The Small-Cap Growth Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Small-Cap Growth Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Small-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Small-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Small-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Small-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Small-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Small-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Small-Cap Growth Fund or its shareholders. Issuers of securities in which the Small-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

Equity Market Risk. The equity securities held in the Small-Cap Growth Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Small-Cap Growth Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Small-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Small-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Small-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Small-Cap Growth Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Small-Cap Growth Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Small-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Investment Style Risk. The Small-Cap Growth Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractive in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Small-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Small-Cap Growth Fund may underperform the market and its peers over short timeframes.

●	Management Risk. The Small-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Small-Cap Growth Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

●

Non-Diversification Risk. The Small-Cap Growth Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Small-Cap Growth Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Small-Cap Growth Fund.

●

Sector Risk. To the extent the Small-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Small-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Small-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small Cap Companies Risk. Investments in securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Small-Cap Growth Fund. The bar chart shows the changes in performance of the Small-Cap Growth Fund from year to year. The table illustrates how the Small-Cap Growth Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Small-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 36.00% in the quarter ended June 30, 2020
Worst Quarter: -24.42% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2024 was 8.39%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Small-Cap Growth Fund	1 Year	5 Years	Since Inception, October 29, 2018
Return Before Taxes	25.14%	12.35%	10.61%
Return After Taxes on Distributions	25.14%	11.80%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	14.88%	9.88%	8.45%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)*	25.96%	15.16%	13.49%
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)*	18.66%	9.22%	7.27%

*

Effective October 2024, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Russell 2000 Growth Total Return Index as the Fund’s primary benchmark to represent a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Small-Cap Growth Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	January 17, 2025
Nathan G. Weisshaar, CFA®	Portfolio Manager	Inception (October 29, 2018)
Charles L. Travers, Jr.	Lead Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Small-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Small-Cap Growth Fund’s most recent fiscal year was 0.17%.

The Small-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Small-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Small-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Small-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Small-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Small-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Small-Cap Growth Fund over another investment. Any such arrangements do not result in increased Small-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY SECTION

Motley Fool Next Index ETF

Motley Fool Next Index ETF

Summary Section

Investment Objective

The Motley Fool Next Index ETF (the “Next Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Next Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Next Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Next Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Next Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Next Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Next Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Next Fund’s performance. For the fiscal year ended August 31, 2024, the Next Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Next Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Next Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Next Fund. The Next Index was developed by The Motley Fool, LLC (“TMF”), an affiliate of the Adviser.

The Next Index

The Next Index was established by TMF in 2021 and is a proprietary, rules-based index designed to track the performance of mid- and small-capitalization U.S. companies that have been recommended by TMF’s analysts and newsletters. TMF’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules.

To be eligible for inclusion in the Next Index, a security must first meet the existing eligibility criteria of the Motley Fool 100 Index, a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by TMF’s analysts and newsletters. However, the Next Index excludes the 100 largest securities that meet the Motley Fool 100 Index eligibility criteria, subject to universe continuity rules, and consists of the next largest companies with a 3-month average daily value traded greater than or equal to $1 million. The selection universe consists of companies of all market capitalizations. For this purpose, the Adviser defines small- and mid-capitalization companies as companies having capitalizations similar to, or less than, the companies in the Russell Midcap Index. To create the Motley Fool 100 Index, the largest 100 companies (based on market capitalization, but not restricted to any capitalization constraints) are selected. Given that the selection universe is dynamic, there is no guarantee that the smallest companies that make up the top 100 will always fit the definition of large capitalization, or that the first company (or companies) outside the top 100 will not fit the definition of large capitalization. Historically, the market capitalization weighting methodology has resulted in the Motley Fool 100 Index, under commonly accepted definitions, having attributes of a large capitalization index, and the Next Index having attributes of a small- and mid-capitalization index.

With respect to universe continuity, the Next Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Once the eligible universe is determined, inclusion in the Motley Fool 100 Index and the Next Index are determined jointly based on market capitalization and index continuity rules. A buffer of 30% of the Motley Fool 100 Index membership target - or 30 stocks - is used to prevent frequent turnover around the Motley Fool 100 Index/Next Index cutoff.

Specifically, stocks ranked in the top 70 positions based on firm-level market capitalization (70% of the 100-stock target) are automatically included in the candidate universe for the Motley Fool 100 Index. Additionally, companies that were previously included in the Motley Fool 100 Index will still be included as long as their market capitalization rank is equal to or better than 130 (130% of the 100-stock target). Stocks are then added to the Motley Fool 100 Index based on conviction score rank until the 100-stock target is reached. The remaining stocks are included in the Next Index.

Each selected company’s share of the Next Index (or “weighting”) is set to equal the company’s share of all Next Index companies’ aggregate market value. The Next Index is reconstituted and rebalanced quarterly. The Next Index will typically include 150 – 450 companies at any one time.

The Next Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Next Fund, the Adviser or TMF. Additional information regarding the Next Index, including its value, is available on the websites of the Next Index at www.foolindices.com and the Index Calculation Agent, at www.solactive.com.

The Next Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Next Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Next Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Next Fund’s performance and that of the Next Index, before fees and expenses, will be 95% or better.

The Next Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Next Index. However, the Next Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Next Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Next Index as a whole, when the Adviser believes it is in the best interests of the Next Fund (e.g., when replicating the Next Index involves practical difficulties or substantial costs, a Next Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Next Fund but not to the Next Index).

The Next Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Next Index, but which the Adviser believes will help the Next Fund track the Next Index. For example, the Next Fund may invest in securities that are not components of the Next Index to reflect various corporate actions and other changes to the Next Index (such as reconstitutions, additions and deletions).

The Next Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Next Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Next Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Next Fund will concentrate its investments to approximately the same extent as the Next Index.

The Next Fund may also seek to increase its income by lending securities.

The Next Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Next Fund’s investments may decrease, which will cause the value of the Next Fund’s Shares to decrease. As a result, you may lose money on your investment in the Next Fund, and there can be no assurance that the Next Fund will achieve its investment objective. The Next Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Next Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Next Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Next Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Next Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Next Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Next Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Next Fund or its service providers may adversely impact and cause financial losses to the Next Fund or its shareholders. Issuers of securities in which the Next Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Next Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Next Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Next Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Next Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Next Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Next Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Equity Markets Risk. The equity securities held in the Next Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Next Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Next Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Next Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Next Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Next Index methodology. Moreover, the methodology and the calculation of the Next Index could be subject to errors. If the composition of the Next Index reflects such errors, the Next Fund’s portfolio can be expected to reflect the errors, too.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Next Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Mid-Capitalization Companies Risk. Investments in securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

New Fund Risk. The Next Fund is a recently organized, non-diversified management investment company with a limited operating history. In addition, there can be no assurance that the Next Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Next Fund.

●

Non-Diversification Risk. The Next Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Next Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Next Fund.

●

Passive Investment Risk. The Next Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Next Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Next Index or the selling of shares of that security is otherwise required upon a reconstitution of the Next Index as addressed in the Index methodology.

●

Portfolio Turnover Risk. In seeking to replicate the Next Index, which is adjusted and rebalanced quarterly, the Next Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Risk. To the extent the Next Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Next Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Next Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Tracking Error Risk. As with all index funds, the performance of the Next Fund and its Index may differ from each other for a variety of reasons. For example, the Next Fund incurs operating expenses and portfolio transaction costs not incurred by the Next Index. In addition, the Next Fund may not be fully invested in the securities of the Next Index at all times or may hold securities not included in the Next Index.

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Next Fund. The bar chart shows the performance of the Next Fund from year to year. The table illustrates how the Next Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and the Next Index. Past performance, both before and after taxes, does not necessarily indicate how the Next Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 14.29% in the quarter ended December 31, 2023
Worst Quarter: -21.23% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2024 was 10.91%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Next Fund	1 Year	Since Inception, December 30, 2021
Return Before Taxes	17.93%	-8.02%
Return After Taxes on Distributions	17.88%	-8.06%
Return After Taxes on Distributions and Sale of Fund Shares	10.65%	-6.05%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)*	25.96%	0.74%
Motley Fool Next - Total Return Index (reflects no deduction for fees, expenses or taxes)	18.69%	-7.58%
Russell Midcap Growth Total Return Index (reflects no deduction for fees, expenses or taxes)*	25.87%	-4.16%

*

Effective October 2024, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Russell MidCap Growth Total Return Index as the Next Fund’s primary benchmark to represent a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Next Index Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception in 2021
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Next Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Next Fund’s most recent fiscal year was 0.13%.

The Next Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Next Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Next Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Next Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Next Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Next Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Next Fund over another investment. Any such arrangements do not result in increased Next Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY SECTION

Motley Fool Capital
Efficiency 100 Index ETF

Summary Section

Investment Objective

The Motley Fool Capital Efficiency 100 Index ETF (the “Capital Efficiency Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (the “Capital Efficiency 100 Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Capital Efficiency Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Capital Efficiency Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Capital Efficiency Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Capital Efficiency Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Capital Efficiency Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Capital Efficiency Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Capital Efficiency Fund’s performance. For the fiscal year ended August 31, 2024, the Capital Efficiency Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Capital Efficiency Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Capital Efficiency 100 Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Capital Efficiency Fund. The Capital Efficiency 100 Index was developed by The Motley Fool, LLC (“TMF”), an affiliate of the Adviser.

The Motley Fool Capital Efficiency 100 Index

The Capital Efficiency 100 Index was established by TMF in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by TMF’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital.

TMF’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. With respect to universe continuity, the Capital Efficiency 100 Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Company shares that meet the requirements for universe inclusion must also meet the minimum requirements for liquidity and for calculating the Capital Efficiency Factor Score (defined herein). Specifically, the liquidity requirements mandate that at least $1 million worth of a company’s shares trade daily, on average, during the preceding three months. With respect to calculating capital efficiency, a company must report gross profits (or net revenues for financial companies) and meet a minimum total assets threshold as of the most recent filing prior to each index weighting date. TMF’s proprietary Capital Efficiency Factor Score is a composite score that incorporates growth, profitability, and stability metrics in assessing a company’s capital efficiency. To determine final index membership, candidate stocks are first ranked based on their composite scores. The top 100 stocks are then selected based on index continuity rules.

Each selected company’s share of the Capital Efficiency 100 Index (or “weighting”) is set to equal the company’s share of all Capital Efficiency 100 Index companies’ aggregate market value multiplied by their respective Capital Efficiency Factor Scores. A maximum position size limit of 4.8% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Capital Efficiency 100 Index is reconstituted and rebalanced quarterly.

The index methodology for the Capital Efficiency 100 Index applies an enhanced calculation logic to reconstitutions and special month-end rebalances as needed to keep the Capital Efficiency 100 Index constituent weights in conformity with tax code diversification requirements for registered investment companies. When applicable, position weights will be adjusted during a reconstitution or special rebalance to ensure that no individual position exceeds 24% of the Capital Efficiency 100 Index and the percentage of the Capital Efficiency 100 Index comprised of individual positions in excess of 4.8% does not cumulatively exceed 48%.

The Capital Efficiency 100 Index will typically include 100 companies at any one time and may contain companies of any size capitalization.

The Capital Efficiency 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Capital Efficiency Fund, the Adviser or TMF. Additional information regarding the Capital Efficiency 100 Index, including its value, is available on the websites of the Capital Efficiency 100 Index at www.foolindices.com and the Index Calculation Agent, at www.solactive.com.

The Capital Efficiency Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Capital Efficiency Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Capital Efficiency 100 Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Capital Efficiency Fund’s performance and that of the Capital Efficiency 100 Index, before fees and expenses, will be 95% or better.

The Capital Efficiency Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Capital Efficiency 100 Index. However, the Capital Efficiency Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Capital Efficiency 100 Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Capital Efficiency 100 Index as a whole, when the Adviser believes it is in the best interests of the Capital Efficiency Fund (e.g., when replicating the Capital Efficiency 100 Index involves practical difficulties or substantial costs, a Capital Efficiency 100 Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Capital Efficiency Fund but not to the Capital Efficiency 100 Index).

The Capital Efficiency Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Capital Efficiency 100 Index, but which the Adviser believes will help the Capital Efficiency Fund track the Capital Efficiency 100 Index. For example, the Capital Efficiency Fund may invest in securities that are not components of the Capital Efficiency 100 Index to reflect various corporate actions and other changes to the Capital Efficiency 100 Index (such as reconstitutions, additions and deletions).

The Capital Efficiency Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Capital Efficiency Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Capital Efficiency 100 Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Capital Efficiency Fund will concentrate its investments to approximately the same extent as the Capital Efficiency 100 Index.

The Capital Efficiency Fund may also seek to increase its income by lending securities.

The Capital Efficiency Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Capital Efficiency Fund’s investments may decrease, which will cause the value of the Capital Efficiency Fund’s Shares to decrease. As a result, you may lose money on your investment in the Capital Efficiency Fund, and there can be no assurance that the Capital Efficiency Fund will achieve its investment objective. The Capital Efficiency Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Capital Efficiency Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Capital Efficiency Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Capital Efficiency Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Capital Efficiency Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Capital Efficiency Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Capital Efficiency Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Capital Efficiency Fund or its service providers may adversely impact and cause financial losses to the Capital Efficiency Fund or its shareholders. Issuers of securities in which the Capital Efficiency Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●

ETF Risk. The Capital Efficiency Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Capital Efficiency Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Capital Efficiency Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Capital Efficiency Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Capital Efficiency Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Capital Efficiency Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Equity Markets Risk. The equity securities held in the Capital Efficiency Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Capital Efficiency Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●

Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Capital Efficiency 100 Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Capital Efficiency Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Capital Efficiency Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Capital Efficiency 100 Index methodology. Moreover, the methodology and the calculation of the Capital Efficiency 100 Index could be subject to errors. If the composition of the Capital Efficiency 100 Index reflects such errors, the Capital Efficiency Fund’s portfolio can be expected to reflect the errors, too.

●

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Capital Efficiency Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●

Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

●

New Fund Risk. The Capital Efficiency Fund is a recently organized, non-diversified management investment company with a limited operating history. In addition, there can be no assurance that the Capital Efficiency Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Capital Efficiency Fund.

●

Non-Diversification Risk. The Capital Efficiency Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Capital Efficiency Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Capital Efficiency Fund.

●

Passive Investment Risk. The Capital Efficiency Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Capital Efficiency Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Capital Efficiency 100 Index or the selling of shares of that security is otherwise required upon a reconstitution of the Capital Efficiency 100 Index as addressed in the Index methodology.

●

Portfolio Turnover Risk. In seeking to replicate the Capital Efficiency 100 Index, which is adjusted and rebalanced quarterly, the Capital Efficiency Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

●

Sector Risk. To the extent the Capital Efficiency Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

●

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●

Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

●

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

●

Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

●

Securities Lending Risk. The Capital Efficiency Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Capital Efficiency Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

●

Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●

Tracking Error Risk. As with all index funds, the performance of the Capital Efficiency Fund and its Index may differ from each other for a variety of reasons. For example, the Capital Efficiency Fund incurs operating expenses and portfolio transaction costs not incurred by the Capital Efficiency 100 Index. In addition, the Capital Efficiency Fund may not be fully invested in the securities of the Capital Efficiency 100 Index at all times or may hold securities not included in the Capital Efficiency 100 Index.

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Capital Efficiency Fund. The bar chart shows the performance of the Capital Efficiency Fund from year to year. The table illustrates how the Capital Efficiency Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and the Capital Efficiency 100 Index. Past performance, both before and after taxes, does not necessarily indicate how the Capital Efficiency Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 14.31% in the quarter ended December 31, 2023
Worst Quarter: -18.56% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2024 was 25.52%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Capital Efficiency Fund	1 Year	Since Inception, December 30, 2021
Return Before Taxes	41.08%	2.15%
Return After Taxes on Distributions	40.93%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	24.43%	1.63%
Motley Fool Capital Efficiency 100 - Total Return Index (reflects no deduction for fees, expenses or taxes)	41.51%	2.44%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	1.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Capital Efficiency Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception in 2021
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Capital Efficiency Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Capital Efficiency Fund’s most recent fiscal year was 0.10%.

The Capital Efficiency Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Capital Efficiency Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Capital Efficiency Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Capital Efficiency Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Capital Efficiency Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Capital Efficiency Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Capital Efficiency Fund over another investment. Any such arrangements do not result in increased Capital Efficiency Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

PROSPECTUS

Additional Information about the Funds

Investment Objective – Fool 100 Fund

The Fool 100 Fund seeks investment results (before fees and expenses) that correspond generally to the total return performance of the Fool 100 Index. The Fool 100 Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Global Opportunities Fund

The Global Opportunities Fund investment objective is to achieve long-term capital appreciation. The Global Opportunities Fund’s investment objective is a fundamental investment policy and may not be changed without shareholder approval.

Investment Objective – Mid-Cap Growth Fund

The Mid-Cap Growth Fund’s investment objective is to achieve long-term capital appreciation. The Mid-Cap Growth Fund’s investment objective is a fundamental investment policy and may not be changed without shareholder approval.

Investment Objective – Small-Cap Growth Fund

The Small-Cap Growth Fund seeks to achieve long-term capital appreciation. The Small-Cap Growth Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Next Fund

The Next Fund seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Next Index. The Next Fund’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective – Capital Efficiency Fund

The Capital Efficiency Fund seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Capital Efficiency 100 Index. The Capital Efficiency Fund’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Additional Investment Strategies – Fool 100 Fund, Next Fund and Capital Efficiency Fund

The Fool 100 Fund, Next Fund, and Capital Efficiency Fund, using an “indexing” investment approach, each seeks to track the investment results, before fees and expenses, of the Fool 100 Index, Next Index, and the Capital Efficiency 100 Index (each, an “Index”), respectively. A number of factors may affect a Fund’s ability to achieve a high correlation with its Index, including a Fund’s expenses, differences between the securities held in a Fund’s portfolio and those included in its respective Index, the timing or magnitude of changes to the composition of its Index, regulatory policies, and high portfolio turnover rate. There can be no guarantee that a Fund will achieve a high degree of correlation with its Index.

The Adviser may sell securities that are represented in an Index or purchase securities not yet represented in an Index if the Adviser believes such securities are appropriate to substitute for certain securities in that Fund’s Index. The Adviser may utilize various combinations of other available investment techniques in seeking to track an Index.

As a result of its investments, a Fund’s distributions for any taxable year may exceed its earnings and profits, as determined for U.S. federal income tax purposes. For a given taxable year, fund distributions, if any, that exceed earnings and profits may be treated as a return of capital to shareholders.

Additional Principal Investment Strategies – Global Opportunities Fund

The Global Opportunities Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality U.S. companies and of high-quality companies that are organized in other countries around the world. It employs a quality growth based investment strategy and seeks long-term performance by acquiring securities of high quality companies at prices that the Adviser believes to be attractive.

The portion of the Global Opportunities Fund’s assets allocated to investments in the United States and other countries will vary based on the Adviser’s judgment of the relative attractiveness of available investment opportunities in different markets. The Global Opportunities Fund invests in issuers of all capitalization sizes, engaged in a broad range of industries. However, it is expected that investments in the securities of U.S. small-cap companies and foreign companies will be important components of the Global Opportunities Fund’s investment program. The Global Opportunities Fund currently considers small and middle market companies to be companies with market capitalizations of less than $10 billion. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States.

The Global Opportunities Fund seeks long-term investment returns that exceed the return of the FTSE Global All Cap Net Tax Index. This index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 10,099 companies from 48 countries and captures 100% of the world’s investable market capitalization.The performance of the FTSE Global All Cap Net Tax Index reflects reinvestment of all distributions and changes in market prices. The FTSE Global All Cap Net Tax Index and its constituent country indices are rebalanced on a semi-annual basis.

The FTSE Global All Cap Net Tax Index is widely recognized by investors in international markets as a benchmark for portfolios of Global securities. However, the Global Opportunities Fund may invest in countries that are not included within the FTSE Global All Cap Net Tax Index (such as emerging market countries), and its investment portfolio is not weighted in terms of countries or issuers in correlation with the FTSE Global All Cap Net Tax Index. For this reason, the Global Opportunities Fund’s investment performance should not be expected to track, and may exceed or trail, the FTSE

Global All Cap Net Tax Index. In addition, the performance of the FTSE Global All Cap Net Tax Index may not correlate with the performance of U.S. markets. Under normal market circumstances, the Global Opportunities Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. Although investments in small-cap companies and foreign companies are a focus of the Global Opportunities Fund’s investment program, there are no pre-set targets for investing in companies of any particular capitalization size or in any particular country, region, or industry. The Global Opportunities Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund may invest in common stocks of foreign companies either directly or by purchasing ADRs, EDRs, GDRs, and NVDRs. ADRs are U.S. dollar-denominated instruments that trade on U.S. exchanges or in the over-the-counter market and are issued by domestic banks. These instruments represent indirect ownership interests in securities of foreign issuers deposited in a domestic bank or a correspondent bank. EDRs represent interests in securities of foreign issuers that access the Euromarkets. GDRs are receipts representing interests in securities of foreign issuers that trade in two or more capital markets. NVDRs also represent financial interests in an issuer but the holder is not entitled to any voting rights.

Additional Principal Investment Strategies – Mid-Cap Growth Fund

The Mid-Cap Growth Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries. It employs a quality growth investment strategy and seeks long-term performance by acquiring securities of high-quality companies at prices that the Adviser believes to be attractive.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations and growth characteristics. For this purpose, the Adviser currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for target portfolio management.

Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. There are no pre-set targets for investing in companies of any particular sector or industry. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund seeks long-term investment returns that exceed the return of the Russell Midcap® Total Return Growth Index. This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the mid-cap growth segment of the U.S. stock market. The performance of the Russell Midcap® Growth Total Return Index reflects reinvestment of all distributions and changes in market prices. The Russell Midcap® Growth Total Return Index is rebalanced on a quarterly basis.

The Russell Midcap® Total Return Growth Index is widely recognized by investors as a benchmark for portfolios of mid-capitalization securities domiciled in the United States. However, the Mid-Cap Growth Fund’s investment portfolio is not weighted in terms of market capitalization, sectors, industries or issuers in correlation with the Russell Midcap® Growth Total Return Index. For this reason, the Mid-Cap Growth Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap® Growth Total Return Index. In addition, the performance of the Russell Midcap® Growth Total Return Index may not correlate with the performance of the broader U.S. indexes.

The Mid-Cap Growth Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in any one class of securities of any one issuer at the time of purchase.

Additional Investment Strategies – Small-Cap Growth Fund

Under normal market conditions, the Small-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by small capitalization companies with growth characteristics. (the “80% Policy”). For this purpose, the Adviser currently defines small capitalization companies as being within the range of market capitalizations as the companies in the Russell 2000 Growth Total Return Index.

Additional Principal Risk Information

The value of a Fund’s investments may decrease, which will cause the value of the Fund’s Shares to decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is subject to one or more of the principal risks identified in the following table. The principal risks identified are discussed in more detail in the disclosure that immediately follows the table.

	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Active Management Risk		✔	✔	✔
Company and Market Risk	✔	✔	✔	✔	✔	✔
Currency Risk		✔
Cyber Security Risk	✔	✔	✔	✔	✔	✔
Depositary Receipts Risk		✔
Emerging Market Countries Risk		✔
Equity Markets Risk	✔	✔	✔	✔	✔	✔
ETF Risk	✔	✔	✔	✔	✔	✔
Foreign Investments Risk		✔
Index Rankings and Methodology Risk	✔				✔	✔
Investment Style Risk		✔	✔	✔
Large-Capitalization Investing Risk	✔					✔
New Fund Risk					✔	✔
Non-Diversification Risk	✔			✔	✔	✔
Passive Investment Risk	✔				✔	✔
Portfolio Turnover Risk	✔				✔	✔
Sector Risk	✔	✔	✔	✔	✔	✔
Securities Lending Risk	✔	✔	✔	✔	✔	✔
Small-Capitalization Investing Risk		✔		✔	✔	✔
Mid-Capitalization Investing Risk		✔	✔		✔	✔
Tracking Error Risk	✔				✔	✔

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Active Management Risk. The Adviser actively manages the Funds’ investments. Consequently, a Fund is subject to the risk that the investment techniques and risk analyses employed by the Adviser may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

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Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect. In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of a Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

A Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. There is no assurance that a Fund will realize its investment objective, and an investment in a Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in a Fund, or a Fund could underperform other investments.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infections illness or other public health threats, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect a Fund’s performance.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. A Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies. A Fund could be materially impacted by such events which may, in turn, negatively affect the value and performance of a Fund.

Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of a Fund.

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Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Global Opportunities Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Global Opportunities Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

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Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Adviser and other service providers (including, but not limited to, the Funds’ accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. A Fund and its shareholders could be negatively impacted as a result.

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Depositary Receipts Risk. The Global Opportunities Fund may purchase depositary receipts, including ADRs, EDRs, GDRs, and NVDRs to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales.

However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, GDRs, and NVDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.

The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

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Emerging Market Countries Risk. Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Global Opportunities Fund to obtain or to enforce a judgment against the issuer of that security. The Global Opportunities Fund may also be subject to emerging markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

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Equity Markets Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk that other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.

●	ETF Risk. Each Fund is an ETF, and, as a result of an ETF’s structure, each Fund is exposed to the following risks:

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. A Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of a Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although each Fund’s Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in a Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of a Fund’s Shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s Shares. In addition, during periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares of each Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

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Foreign Investments Risk. The Global Opportunities Fund invests in the securities of foreign companies. including companies located in both developed and emerging market countries. A significant portion of the Global Opportunities Fund’s investments in foreign companies may be made through the purchase of depositary receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Global Opportunities Fund invests. Securities of foreign issuers generally trade and thus may be purchased and sold by the Global Opportunities Fund in foreign markets. The principal risks generally associated with foreign investing include the following: Country risk arises from political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices. Foreign securities in which the Global Opportunities Fund invests may be traded in markets that close before the time that the Global Opportunities Fund calculates its NAV. Furthermore, certain foreign securities in which the Global Opportunities Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Global Opportunities Fund does not calculate its NAV. As a result, the value of the Global Opportunities Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Global Opportunities Fund’s shares.

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Index Rankings and Methodology Risk. The Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of a Motley Fool newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Fool 100 Index. The Next Index is comprised of small- and mid-capitalization U.S. companies that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database subject to liquidity and index continuity rules, and are weighted based on their market value relative to the total market value of other companies in the Next Index. The Capital Efficiency 100 Index is comprised of the highest scoring liquid stocks of U.S. companies, measured by a company’s capital efficiency, that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database subject to index continuity rules, and are weighted based on their market value relative to the total market value of other companies in the Capital Efficiency 100 Index. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in an Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on a Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on a Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in an Index’s methodology. In addition, the following risks result from TMF’s business operations:

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There are no assurances that TMF will continue to provide stock recommendations to the degree currently provided by it, or that it will continue to provide newsletter and/or other services at all. The Motley Fool may decrease the number of equity analysts that it employs, or the number of covered companies and/or industries.

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Analysts may leave TMF or cease providing recommendations, in which case any securities covered by that analyst may no longer be included in the universe of stocks covered by TMF. In such case, those securities may be removed from an Index during the next rebalance of the Index, despite the fact that expectations regarding such security’s performance may be unchanged. Similarly, changes in analysts could result in changes to the composition of an Index and, thus, could result in increased portfolio turnover for a Fund.

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TMF’s members who subscribe to its recommendation services and others who have access to that information will have advance knowledge of information that will be reflected in an Index. While TMF’s recommendations can change on any given day, an Index will only be rebalanced quarterly.

In addition to the risks inherent in TMF’s operations and the compilation of an Index, the methodology and the calculation of an Index could be subject to errors. If the composition of an Index reflects such errors, a Fund’s portfolio can be expected to reflect the errors, too.

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Investment Style Risk. Each Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, a Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style a Fund may underperform the market and its peers over short timeframes.

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Large-Capitalization Investing Risk. Each Fund may invest in the securities of large-capitalization companies. As a result, the Funds performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Investing Risk. The value of securities of mid-cap companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies. Mid capitalization companies often have narrower commercial markets and more limited operating histories, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

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New Fund Risk. Each of the Next Fund and Capital Efficiency Fund is a recently organized, non-diversified management investment company and has a limited operating history. There is a risk that the Fund will not grow or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.

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Non-Diversification Risk. Each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund is non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Funds.

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Passive Investment Risk. Each of the Fool 100 Fund, Next Fund and Capital Efficiency Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from a Fund’s Index or the selling of shares of that security is otherwise required upon a reconstitution of a Fund’s Index as addressed in a Fund’s Index methodology. Each Fund invests in securities included in, or representative of securities included in, its Index, regardless of investment merit. The Funds do not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Funds.

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Portfolio Turnover Risk. A Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in a Fund due to an increase in short-term capital gains.

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Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Funds may concentrate their portfolio investments in the following sectors, among others:

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Communication Services Sector Risk (only a principal risk of the Fool 100 Fund, Global Opportunities Fund, and Capital Efficiency Fund). The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

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Consumer Discretionary Sector Risk (only a principal risk of the Fool 100 Fund, Global Opportunities Fund, next Fund, and Capital Efficiency Fund). The consumer discretionary sector (which includes companies in industries such as consumer and household durables, consumer services, media, retailing, and automobiles) can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Success depends heavily on disposable household income and consumer spending. Competition in this sector is exacerbated by the shift toward online shopping, which may affect a company’s margins and its stock price. Faster-than-expected interest rate hikes by the Federal Reserve and rising oil prices could dampen the ability of consumers to spend on discretionary items, which may adversely affect companies in this sector. There are also indications that consumers, especially millennials, have different spending habits and some companies in this sector might have difficulty adjusting to these, and other, consumer trends.

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Financial Sector Risk Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

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Industrials Sector Risk (only a principal risk of the Global Opportunities Fund, Mid-Cap Growth Fund, Small-Cap Growth Fund, and Next Fund). The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, labor disputes and exchange rates.

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Information Technology Sector Risk (only a principal risk of the Global Opportunities Fund, Mid-Cap Growth Fund, Small-Cap Growth Fund, Next Fund, and Capital Efficiency Fund). Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Securities Lending Risk. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending a Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral or from recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

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Small-Capitalization Investing Risk. Each of the Global Opportunities Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund invests in securities of small-capitalization companies. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Tracking Error Risk. As with all index funds, the performance of each of the Fool 100 Fund, Next Fund and Capital Efficiency Fund and its respective Index may differ from each other for a variety of reasons. For example, each Fund incurs operating expenses and portfolio transaction costs not incurred by its respective Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Additional Information About Non-Principal Risks of the Funds. This section provides additional information regarding certain non-principal risks of investing in the Funds. The risk listed below could have a negative impact on a Fund’s performance and trading prices.

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Activities of Affiliates of the Adviser Risk. Companies affiliated with the Adviser, including The Motley Fool, LLC, publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Funds. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell a security. The Funds, the Adviser, and the Adviser’s publishing affiliates have adopted procedures designed to prevent personnel of the publishing affiliates from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolios. These procedures are also designed to prevent the Adviser and its personnel from using pre-publication information obtained from the publishing affiliates and to assure that investment decisions for the Funds are consistent with what the Adviser believes to be in the Funds’ best interest. Additionally, the members of the Adviser’s Investment Committee provide advisory services on behalf of another affiliate, Motley Fool Wealth Management, LLC (“MFWM”), particularly for MFWM’s separately managed accounts. The advice given on behalf of MFWM, consistently with the mandates of its various strategies, may also be consistent with or opposed to the views of the Adviser in relation to the Funds and may adversely affect the prices of securities held by the Funds or the prices at which they can purchase or sell a security. MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from any informational or trading advantage over the other. A description of the Funds’ policies and procedures with respect to the disclosure of information regarding their portfolio securities and the procedures designed to minimize conflicts between the Funds, the Adviser, MFWM, and the Adviser’s publishing affiliates is contained in the statement of additional information (“SAI”).

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Closed-End Funds Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in publicly traded shares of closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) and business development companies to indirectly access particular types of investments (such as private equity investments), markets, or industry sectors in which it would otherwise be difficult or costly for the Global Opportunities Fund to invest. Shares of these companies may trade at a discount from or premium to their net asset values per share, which change from time to time and may be significant. Closed-end investment companies and business development companies incur various expenses, including investment advisory fees (which, in the case of a business development company, may be performance-based compensation). The Global Opportunities Fund will bear these expenses when it invests in such companies, which are in addition to the fees and expenses of the Global Opportunities Fund.

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Convertible Securities Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase convertible debt obligations and convertible preferred stock. The holders of these securities are entitled to exchange the securities for common stock (or other equity securities) of a company, typically at a fixed price within a specified period of time. Until conversion, the holder is entitled to interest

(in the case of convertible debt) or dividends (in the case of preferred stock). These instruments have risks that are similar to debt securities because of their interest or dividend features and have risks that are similar to equity securities because of their conversion features.

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Costs of Buying or Selling Shares Risk. Investors buying or selling Shares of each Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of a Fund’s Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Debt Securities Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in non-convertible debt securities on a temporary basis to earn income pending investment of its assets in common stocks and equity-related securities or to seek capital appreciation when the Adviser believes an issuer’s debt securities are undervalued based on its fundamental analysis. These securities include bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. The securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Global Opportunities Fund may invest in both investment grade debt securities and non-investment grade debt securities (known as high-yield bonds or junk bonds). Investment grade debt securities are those securities rated BBB or better by S&P Global Ratings or Baa or better by Moody’s Investors Service, or that are unrated and have been determined by the Adviser to be of comparable quality to these rated securities. Except during periods of adverse market or economic conditions, when the Global Opportunities Fund may assume a defensive investment position, the Global Opportunities Fund will not invest more than 15% of its net assets in non-convertible debt securities.

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than are the markets for investment grade securities. The Global Opportunities Fund will not invest more than 10% of its net assets in non-investment grade debt securities and do not invest in debt securities that are in default as to payment of interest or principal.

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ETF Investing Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase shares of ETFs that are registered as investment companies under the 1940 Act and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) to gain exposure to the general market, individual countries or regions, or industry sectors. The Global Opportunities Fund may use these instruments to allocate their assets to markets or industry sectors the Adviser deems attractive while it pursues investment in the securities of companies in those markets or sectors.

The Traded Funds in which the Global Opportunities Fund invests hold portfolios of investments may seek to track the performance of a particular index (or group of securities having specified characteristics) or of a “basket” of stocks from within a particular industry sector or group. Their shares are traded on securities exchanges. Traded Funds involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline and thereby affect the value of the shares of the Traded Funds. To the extent that Traded Funds incur various expenses, including investment advisory fees, the Global Opportunities Fund, when investing in Traded Funds, will bear duplicative fees and expenses, which shareholders of the Global Opportunities Fund will bear indirectly. The Global Opportunities Fund does not invest in actively managed Traded Funds.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

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Forward Foreign Currency Contracts Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may (but are not required to) enter into forward foreign currency contracts to hedge its exposure to fluctuations in foreign exchange rates pending their purchase and sale of foreign securities. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Global Opportunities Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

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Illiquid Investments Risk (only applies to Small-Cap Growth Fund). The Funds invest primarily in publicly traded securities and do not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, total return swaps entered into by the Fund may be illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

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Initial Public Offerings (IPOs) Risk (only applies to Small-Cap Growth Fund). While the Small-Cap Growth Fund has no limit on the amount of its assets that can be invested in IPOs, seeking investments in IPOs is not part of the Fund’s principal investment strategy. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Small-Cap Growth Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

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Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on a Fund could be substantial and adverse.

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Preferred Stock Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may invest in preferred stocks. Like common stock, preferred stock represents equity ownership interests in a company and participates in a company’s earnings. However, unlike common stocks, preferred stocks are entitled to stated dividends. These dividends are sometimes “cumulative,” which means that if previous stated dividends have not been paid, the dividends payable on the preferred stock will have a priority over distributions to holders of common stock and a preference on the distribution of a company’s assets in the event of the company’s dissolution. Preferred stock may also be “participating,” which means that its holders are entitled to dividends in excess of stated dividends in certain cases. The Global Opportunities Fund does not require a minimum credit rating for its preferred stock. The Adviser considers a company’s liquidity and credit condition as well as the position of the security in the company’s capital structure in assessing preferred stock it considers for the Global Opportunities Fund. The risks of preferred stock are similar to the risks associated with common stock.

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Real Estate Investment Trusts Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). The Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to regulated investment companies, REITs generally are not subject to federal income tax on income distributed to shareholders, provided they comply with certain requirements. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

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RIC Compliance Risk. Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of that Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

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Short-Term Investments Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Funds would not be pursuing their stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.

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Total Return Swaps and Participatory Notes Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may enter into total return swaps and participatory notes to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. A total return swap is an individually negotiated agreement through which the Global Opportunities Fund can, in exchange for a specified fixed or floating payment, derive an investment return that is based on the investment performance of a specified index or basket of securities or that is based on changes in the price of a specific foreign security. A participatory note is a financial instrument used by foreign investors to invest in a particular country’s securities. Securities brokerages in the country buy the securities, then issue to foreign investors participatory notes that derive their value from the underlying securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors. Use of these instruments involves various risks. These include the risks that the Global Opportunities Fund may not be able to terminate or offset their positions at the time they wish to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Global Opportunities Fund may not receive payments required to be made to them under the terms of a swap or participatory note. Total return swaps also may involve leverage and the related risk of loss. When the Global Opportunities Fund enter into a total return swap transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the swap transaction is established and maintained. The Global Opportunities Fund will not enter into a total return swap or participatory note if, as a result, the value of its positions in illiquid investments would exceed 15% of the value of the Global Opportunities Fund’s net assets, respectively.

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Warrants and Rights Risk (only applies to Global Opportunities Fund and Mid-Cap Growth Fund). Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates. The use of warrants and rights can increase the volatility of the Funds’ portfolio. If a Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Funds.

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When-Issued, Delayed-Delivery, and Forward-Commitment Transactions Risk (only applies to Global Opportunities Fund). The Global Opportunities Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” or “forward-commitment” basis to hedge against anticipated changes in interest rates or securities prices. These transactions involve a commitment by the Global Opportunities Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a when-issued, delayed-delivery, or forward-commitment basis before delivery to the Global Opportunities Fund. When-issued, delayed-delivery, and forward-commitment securities may be sold before the settlement date. If the Global Opportunities Fund dispose of the right to acquire a when-issued security before their acquisition or dispose of their right to deliver or receive against a delayed delivery or forward commitment, they may incur a gain or loss. When the Global Opportunities Fund enter into such a transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the when-issued, delayed-delivery, or forward-commitment transaction is established and maintained. Purchasing securities on a forward-commitment, when-issued, or delayed-delivery basis when the Global Opportunities Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Global Opportunities Fund’s net assets. There is a risk that securities purchased on a when-issued or delayed-delivery basis may not be delivered and that the purchaser of securities sold by the Global Opportunities Fund on a forward basis will not honor its purchase obligation. In these cases, the Global Opportunities Fund may incur a loss.

Disclosure of Portfolio Holdings

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Funds’ website located at www.fooletfs.com and may be made available through financial reporting and news services or any other medium, including publicly available internet web sites. Additional information regarding the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Management of the Funds

The Board of The RBB Fund, Inc. (the “Company”), of which each Fund is a series, is responsible for supervising the operations and affairs of the Funds. The Adviser is responsible for the daily management and administration of each Fund’s operations.

Investment Adviser

The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC (“TMF”), which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner. The Adviser is located at 2000 Duke Street, Suite 275, Alexandria, Virginia 22314.

The Adviser is a separate legal entity and all discretionary asset management services for the Funds are made independently by portfolio managers at the Adviser. Neither Messrs. David Gardner or Tom Gardner, nor any TMF analyst is involved in the investment decision-making or daily operations of the Adviser. With respect to its actively-managed Funds, the Adviser does not attempt to track any TMF services and, as such, actively-managed Funds may diverge completely from TMF’s services.

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of investment advisory agreements between the Company and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Under the terms of the Advisory Agreements, each Fund pays a unitary management fee that is computed and paid monthly based on each Fund’s average daily net assets. From the unitary management fees, the Adviser pays most of the expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under each Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated in the following table under the “Contractual Advisory Fee” heading. For the fiscal year ended August 31, 2024, the Adviser received an advisory fee as indicated under the “Actual Advisory Fee Received” column.

	Contractual Advisory Fee as of the fiscal year ended 8/31/24	Actual Advisory Fee Received for fiscal year ended 8/31/24
Fool 100 Fund	0.50%	0.50%
Global Opportunities Fund	0.85%	0.85%
Mid-Cap Growth Fund	0.85%	0.85%
Small-Cap Growth Fund	0.85%	0.85%
Next Fund	0.50%	0.50%
Capital Efficiency Fund	0.50%	0.50%

A discussion regarding the Board’s approval of the Advisory Agreement between the Adviser and the Company on behalf of each Fund, including the factors the Board considered with respect to its approval, is available in the Funds’ annual report to shareholders dated August 31, 2024.

The Adviser’s Investment Management Team

Motley Fool 100 Index ETF

Charles L. Travers, Jr. and Anthony L. Arsta, CFA® are the Fool 100 Fund’s portfolio managers and they each are responsible for the portfolio management decisions for the Fool 100 Fund’s assets.

Motley Fool Global Opportunities ETF

Anthony L. Arsta, CFA®, Nathan G. Weisshaar, CFA®, and Michael J. Olsen, CFA®, are the Global Opportunities Fund’s portfolio managers and they each are responsible for the portfolio management decisions for the Global Opportunities Fund’s assets.

Motley Fool Mid-Cap Growth ETF

Anthony L. Arsta, CFA® and Nathan G. Weisshaar, CFA®, serve as the portfolio managers to the Mid-Cap Growth Fund and are each responsible for the portfolio management decisions for the Mid-Cap Growth Fund’s assets.

Motley Fool Small-Cap Growth ETF

Anthony L. Arsta, CFA®, Charles L. Travers, Jr., and Nathan G. Weisshaar, CFA® serve as portfolio managers to the Small-Cap Growth Fund and they are each responsible for the portfolio management decisions for the Small-Cap Growth Fund’s assets.

Motley Fool Next Index ETF

Charles L. Travers, Jr. and Anthony L. Arsta, CFA® serve as portfolio managers to the Next Fund and they each are responsible for the portfolio management decisions for the Next Fund’s assets.

Motley Fool Capital Efficiency 100 Index ETF

Charles L. Travers, Jr. and Anthony L. Arsta, CFA® serve as portfolio managers to the Capital Efficiency Fund and they each are responsible for the portfolio management decisions for the Capital Efficiency Fund’s assets.

Anthony L. Arsta, CFA®

Tony Arsta is the Chief Investment Officer (“CIO”) and Portfolio Manager at the Adviser, having served in those roles since 2025 and 2009, respectively. As CIO of the Adviser, Mr. Arsta is responsible for leading the investment team, maintaining the Adviser’s investment philosophy, and managing client assets. Mr. Arsta complements his quality growth at a reasonable price investing focus with applications of statistical analysis and investor psychology. Mr. Arsta serves as a Portfolio Manager for the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Fund and the Capital Efficiency Fund. After joining TMF in 2008, he contributed his writing and analysis to Motley Fool Million Dollar Portfolio, as well as several other Foolish newsletter services. Mr. Arsta earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison. Mr. Arsta holds the Chartered Financial Analyst designation and is a member of the CFA Society of Colorado.

Nathan G. Weisshaar, CFA®

Nate Weisshaar is a Portfolio Manager at the Adviser, having served in that role since 2014. Mr. Weisshaar serves as a Portfolio Manager for the Global Opportunities Fund, Mid-Cap Growth Fund, and Small-Cap Growth Fund. Mr. Weisshaar has a particular interest in international and banking stocks. After joining TMF in 2007 as an equity research analyst for Motley Fool Global Gains and several other newsletters, Mr. Weisshaar subsequently became a co-advisor on Motley Fool Champion Shares PRO and Motley Fool Share Advisor, TMF’s newsletter products for the UK market, while living in London from 2011 to 2014. After graduating from the University of Arizona with a B.S. in finance, Mr. Weisshaar worked as a banking consultant at United Bankers Bank in Minnesota. Mr. Weissharr holds the Chartered Financial Analyst designation and is a member of theCFA Society of Washington, D.C.

Michael J. Olsen, CFA®

Michael Olsen is a Portfolio Manager for the Global Opportunities Fund since 2020. Prior to joining Motley Fool Asset Management in 2019, Michael worked for its sister company, TMF, since 2005, where he most recently served as advisor for its dividend-oriented stock-picking products and co-advisor for PRO UK, a UK-focused investment service. Previously, he worked as an analyst on the company’s international, small-cap, and value newsletters, among others. Although his experience is diverse, his investment approach is singularly focused – buying high-quality enterprises at reasonable prices. Earlier in his career, he worked at the Corporate Executive Board (now Gartner), a D.C. based consulting firm. He is a graduate of the University of Richmond, where he earned a degree in business administration with a finance concentration. Mr. Olsen holds the Chartered Financial Analyst designation and is a member of the CFA Society of Washington, D.C.

Charles L. Travers Jr.

Charly Travers is a portfolio manager at the Adviser, having served in that role for the Motley Fool Small-Cap Growth Fund, the Motley Fool 100 Index Fund, Motley Fool Next Index Fund, and the Motley Fool Capital Efficiency 100 Index Fund since 2023. Prior to that, he was a portfolio manager with 1623 Capital, LLC, an affiliate of the Adviser, from 2020 to 2022 where he managed a long-short hedge fund strategy. Mr. Travers was previously a portfolio manager at the Adviser from 2014 to 2020, and was an analyst at The Motley Fool, LLC from 2005 to 2014. Charly focuses on identifying companies that have opportunities to reinvest their profits and earn high returns on capital. He has experience analyzing companies in a wide range of industries.

On joining The Motley Fool in 2005, Charly contributed research on biotechnology companies to Motley Fool Rule Breakers. He subsequently became an associate advisor for Motley Fool Million Dollar Portfolio and was one of the founding advisors on Motley Fool Share Advisor, a newsletter product for the U.K. market. He earned his M.A. in psychology from Illinois Wesleyan University and also holds an M.S. in pharmacological and physiological sciences from St. Louis University.

The SAI provides additional information about the compensation of each Portfolio Manager, other accounts managed by them, and their ownership of Shares of the Funds.

How to Buy and Sell Shares

Each Fund issues and redeems its Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on an Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning a Fund’s Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are neither involved in nor responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolios at a particular point in time. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or loses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board.

Fair Value Pricing

If market quotations are unavailable or deemed unreliable by the Funds’ administrator, in consultation with the Adviser, securities will be fair valued by the Adviser, as the Funds’ valuation designee (the “Valuation Designee”), in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the respective Index. For example, this may result in a difference between the Fool 100 Fund’s performance and the performance of the Fool 100 Index. The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Taxes

Each Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in this Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding Shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares of a Fund. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares of a Fund.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both such Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, provided holding period and other requirements are met by both such Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any.

If a Fund were to retain any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Each Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your Shares. To the extent that the amount of any such distribution exceeds the basis of your Shares, however, the excess will be treated as gain from a sale of the Shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares of a Fund). Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your Shares.

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of Shares of a Fund generally is treated as a capital gain and as a long-term capital gain or loss if those Shares have been held for more than 12 months and as a short-term capital gain or loss if those Shares have been held for 12 months or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such Shares of a Fund. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired (or the shareholder enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Shares. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of Shares of a Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the Shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by a Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by a Fund in respect of such Fund’s “qualified net interest income” (i.e., such Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by a Fund in connection with such Fund’s “qualified short-term gains” (generally, the excess of such Fund’s net short-term capital gains over such Fund’s long-term capital losses for such tax year). However, depending on the circumstances, a Fund may report all, some or none of such Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If a Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by such Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of Shares in a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from a Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from such Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Backup Withholding

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares of a Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of each Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of such Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

However, any loss realized upon a redemption of Creation Units will be disallowed to the extent Shares of a Fund are acquired (or the AP enters into a contract or option to acquire Shares of a Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the Shares acquired.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for a Fund. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares of a Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Additional Considerations

Payments to Financial Intermediaries

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may pay intermediaries, including affiliates of the Adviser, for the sale of Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making Shares of a Fund available to their customers generally and in investment programs. The Adviser may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities the Adviser believes may facilitate investment in the Funds.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of Shares of the Funds, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available, free of charge, on the Funds’ website at www.fooletfs.com/resources.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 of the Securities Act is only available with respect to transactions on an exchange.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase Shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the period of its operations. The financial performance presented for the Global Opportunities Fund and Mid-Cap Growth Fund reflects the financial history of the Institutional Class shares of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund, respectively (each, a “Predecessor Fund”). Each of the Global Opportunities Fund and Mid-Cap Growth Fund are the accounting successor to its corresponding Predecessor Fund as a result of a reorganization of the Predecessor Fund into the respective Fund following the close of business on December 10, 2021. Certain information reflects financial results for a single Fund Share. Total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

Motley Fool 100 Index ETF	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$41.55	$33.99	$42.16	$33.67	$22.46
Net investment income/(loss)(1)	0.13	0.13	0.08	0.05	0.11
Net realized and unrealized gain/(loss) from investments	13.41	7.57	(8.15)	8.59	11.23
Net increase/(decrease) in net assets resulting from operations	13.54	7.70	(8.07)	8.64	11.34
Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.14)	(0.02)	(0.10)	(0.13)
Net realized capital gains	—	—	(0.08)	(0.05)	—
Total dividends and distributions to shareholders	(0.06)	0.14	(0.10)	(0.15)	(0.13)
Net asset value, end of period	$55.03	$41.55	$33.99	$42.16	$33.67
Market value, end of period	$54.97	$41.53	$34.00	$42.20	$33.66
Total investment return/(loss) on net asset value(2)	32.61%	22.71%	(19.18)%	25.74%	50.67%
Total investment return/(loss) on market price(3)	32.54%	22.63%	(19.24)%	25.91%	50.89%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$969,885	$549,523	$417,269	$528,011	$337,547
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	0.27%	0.37%	0.20%	0.15%	0.43%
Portfolio turnover rate	24%	6%	15%	23%	26%

(1)	Per share data calculated using average shares outstanding method.
(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

MOTLEY FOOL GLOBAL OPPORTUNITIES ETF	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.35	$24.75	$37.03	$30.17	$25.09
Net investment income/(loss)(1)	0.15	0.11	0.30	(0.05)	— *
Net realized and unrealized gain/(loss) from investments	5.36	2.65	(10.00)	9.03	6.21
Net increase/(decrease) in net assets resulting from operations	5.51	2.76	(9.70)	8.98	6.21
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.06)	(077)	—	(0.04)
Net realized capital gains	(1.40)	(0.10)	(1.81)	(2.12)	(1.09)
Total dividends and distributions to shareholders	(1.50)	(0.16)	(2.58)	(2.12)	(1.13)
Net asset value, end of period	$31.36	$27.35	$24.75	$37.03	$30.17
Market Value, end of period	$31.30	$27.32	$24.74	$—	$—
Total investment return/(loss) on net asset value(2)	21.00%	11.24%	(27.61)%	30.86%	25.64%
Total investment return/(loss) on market price (3)	20.86%	11.19%	(27.65)%	—%	—%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$440,462	$429,966	$433,652	181,509	$122,406
Ratio of expenses to average net assets	0.85%	0.85%	0.87%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.85%	0.85%	0.88%	0.98%	1.00%
Ratio of net investment income/(loss) to average net assets	0.51%	0.45%	1.08%	(0.16)%	(0.01)%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.51%	0.45%	1.07%	(0.19)%	(0.16)%
Portfolio turnover rate	38%	4%	14%	12%	10%

*	Amount represents less than $0.005 per share.
(1)	Per share data calculated using average shares outstanding method.
(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

Motley Fool Mid-Cap Growth ETF	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.62	$22.68	$33.20	$29.79	$24.48
Net investment income/(loss)(1)	0.02	0.07	(0.04)	(0.09)	(0.02)
Net realized and unrealized gain/(loss) from investments	4.54	1.87	(8.38)	6.90	6.79
Net increase/(decrease) in net assets resulting from operations	4.56	1.94	(8.42)	6.81	6.77
Dividends and distributions to shareholders from:
Net investment income	(0.06)	—	—	—	—
Net realized capital gains	(0.58)	—	(2.10)	(3.40)	(1.46)
Total dividends and distributions to shareholders	(0.64)	—	(2.10)	(3.40)	(1.46)
Net asset value, end of period	$28.54	$24.62	$22.68	$33.20	$29.79
Market value, end of period	$28.52	$24.58	$22.62	$—	$—
Total investment return/(loss) on net asset value(2)	18.95%	8.58%	(26.66)%	24.38%	28.77%
Total investment return/(loss) on market value(3)	19.06%	8.65%	(26.84)%	—%	—%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$203,139	$194,346	$209,044	$54,460	$39,488
Ratio of expenses to average net assets	0.85%	0.85%	0.90%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.85%	0.85%	0.88%	0.98%	1.00%
Ratio of net investment income/(loss) to average net assets	0.08%	0.29%	(0.17)%	(0.30)%	(0.06)%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.08%	0.29%	(0.15)%	(0.33)%	(0.11)%
Portfolio turnover rate	31%	18%	2%	15%	14%

(1)	Per share data calculated using average shares outstanding method.
(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

Motley Fool Small-Cap Growth ETF	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31	FOR THE YEAR ENDED AUGUST 31
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.14	$25.18	$40.73	$32.59	$23.33
Net investment income/(loss)(1)	(0.04)	0.04	(0.15)	(0.19)	(0.07)
Net realized and unrealized gain/(loss) from investments	3.50	4.00	(14.53)	10.48	9.67
Net increase/(decrease) in net assets resulting from operations	3.46	4.04	(14.68)	10.29	9.60
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.08)	(0.87)	(2.15)	(0.34)
Total dividends and distributions to shareholders	—	(0.08)	(0.87)	(2.15)	(0.34)
Net asset value, end of period	$32.60	$29.14	$25.18	$40.73	$32.59
Market value, end of period	$32.60	$29.17	$25.18	$40.74	$32.68
Total investment return/(loss) on net asset value(2)	11.87%	16.13%	(36.66)%	32.00%	41.58%
Total investment return/(loss) on market price(3)	11.77%	16.21%	(36.65)%	31.54%	41.88%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$78,249	$72,855	$78,050	$189,382	$106,745
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income/(loss) to average net assets	(0.16)%	0.15%	(0.46)%	(0.51)%	(0.29)%
Portfolio turnover rate	30%	62%	11%	21%	27%

(1)	Per share data calculated using average shares outstanding method.
(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

Motley Fool Next Index ETF	FOR THE YEAR ENDED AUGUST 31	FOR THE Period ENDED AUGUST 31	FOR THE PERIOD ENDED AUGUST 31
	2024	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.77	$15.02	$20.00
Net investment income/(loss)(2)	0.02	0.02	0.03
Net realized and unrealized gain/(loss) from investments	2.40	0.76	(5.01)
Net increase/(decrease) in net assets resulting from operations	2.42	0.78	(4.98)
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.03)	—
Total dividends and distributions to shareholders	(0.03)	(0.03)	—
Net asset value, end of period	$18.16	$15.77	$15.02
Market value, end of period	$18.15	$15.78	$15.01
Total investment return/(loss) on net asset value(3)	15.31%	5.21%	(24.88	)%(5)
Total investment return/(loss) on market price(4)	15.18%	5.39%	(24.97	)%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$24,515	$29,183	$32,678
Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.13%	0.15%	0.26	%(6)
Portfolio turnover rate	18%	27%	11	%(5)

(1)	Inception date of the Fund was December 30, 2021.
(2)	Per share data calculated using average shares outstanding method.
(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.
(6)	Annualized.

Motley Fool Capital Efficiency 100 Index ETF	FOR THE PERIOD ENDED AUGUST 31	FOR THE PERIOD ENDED AUGUST 31	FOR THE PERIOD ENDED AUGUST 31
	2024	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.12	$15.37	$20.00
Net investment income/(loss)(2)	0.10	0.09	0.05
Net realized and unrealized gain/(loss) from investments	6.45	3.72	(4.68)
Net increase/(decrease) in net assets resulting from operations	6.55	3.81	(4.63)
Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.06)
Total dividends and distributions to shareholders	(0.09)	(0.06)
Net asset value, end of period	$25.58	$19.12	$15.37
Market value, end of period	$25.61	$19.15	$15.38
Total investment return/(loss) on net asset value(3)	34.44%	24.81%	(23.13	)%(5)
Total investment return/(loss) on market price(4)	34.34%	24.99%	(23.09	)%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$47,326	$22,460	$20,754
Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.43%	0.53%	0.50	%(6)
Portfolio turnover rate	35%	25%	17	%(5)

(1)	Inception date of the Fund was December 30, 2021.
(2)	Per share data calculated using average shares outstanding method.
(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.
(6)	Annualized.

(This Page Intentionally Left Blank.)

For More Information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during their most recently completed fiscal year.

Statement of Additional Information

The SAI dated December 31, 2024 provides more details about the Funds and their policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semiannual and annual reports. To obtain a free copy of the SAI, semiannual or annual reports or if you have questions about the Funds:

By Internet

Go to www.fooletfs.com.

By Telephone

Call 1-703-302-1100 or your securities dealer.

By Mail

Write to:

Motley Fool Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

From the SEC

Information about the Funds (including the SAI) and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.

Investment Company Act File Number 811-05518

Motley Fool 100 Index ETF

 (Cboe BZX: TMFC)

Motley Fool Global Opportunities ETF

 (Cboe BZX: TMFG)

Motley Fool Mid-Cap Growth ETF

 (Cboe BZX: TMFM)

Motley Fool Small-Cap Growth ETF

 (Cboe BZX: TMFS)

Motley Fool Next Index ETF

 (Cboe BZX: TMFX)

Motley Fool Capital Efficiency 100 Index ETF

 (Cboe BZX: TMFE)

Each a series of The RBB Fund, Inc.

______________________________

2000 Duke Street, Suite 275
Alexandria, VA 22314

Statement of

Additional Information

Dated

December 31, 2024

(As supplemented on January 17, 2025)

Motley Fool 100 Index ETF (the “Fool 100 Fund”), Motley Fool Global Opportunities ETF (the “Global Opportunities Fund”), Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”), Motley Fool Small-Cap Growth ETF (the “Small-Cap Growth Fund”), Motley Fool Next Index ETF (the “Next Fund”) and Motley Fool Capital Efficiency 100 Index ETF (the “Capital Efficiency Fund”) (each a “Fund” and together the “Funds” or “Motley Fool Funds”) are each series of The RBB Fund, Inc. (the “Company”), an open-end management investment company organized as a Maryland corporation on February 29, 1988.

Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Funds.

Information about the Funds is set forth in the prospectus dated December 31, 2024 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus and/or the Funds’ Annual and Semi-Annual Reports, please write to Motley Fool Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or call 1-703-302-1100. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Company, and it should be read in conjunction with the Prospectus.

Table of Contents

Fund History	1
Investment Policies and Practices	1
Investment Restrictions	10
Exchange Listing and Trading	11
Management of the Company	12
Code of Ethics	18
Principal Holders	18
Investment Advisory Agreement	18
Portfolio Managers	20
Underwriter	23
Purchase and Redemption of Creation Units	24
Portfolio Holdings Information	27
Determination of Net Asset Value	28
Dividends, Distributions, and Taxes	29
Portfolio Transactions and Brokerage	30
Proxy Voting Procedures	32
Payments To Financial Intermediaries	33
Additional Information Concerning Company Shares	33
General Information	34
Financial Statements	35
Appendix A	A- 1

FUND HISTORY

The Company is an open-end management investment company currently consisting of 66 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the Funds.

The investment objective of the Fool 100 Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser.

The investment objective of the Global Opportunities Fund is to achieve long-term capital appreciation.

The investment objective of the Mid-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Next Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index”). The Next Index was developed by The Motley Fool.

The investment objective of the Capital Efficiency Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (the “Capital Efficiency 100 Index”). The Capital Efficiency 100 Index was developed by The Motley Fool.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of each Fund are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 25,000 Shares.

Shares of each Fund may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Each Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Effective December 10, 2021, in connection with a reorganization, the Global Opportunities Fund and Mid-Cap Growth Fund assumed the assets and liabilities of its predecessor fund as shown in the following table:

Predecessor Fund	Fund
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF

All historical financial information and other information contained in this SAI relating to the Global Opportunities Fund and the Mid-Cap Growth Fund for periods prior to the closing of the Reorganization is that of the predecessor MFAM Global Opportunities Fund (“Predecessor Global Opportunities Fund”) and the predecessor MFAM Mid-Cap Growth Fund (“Predecessor Mid-Cap Growth Fund” and together with the Predecessor Global Opportunities Fund, the “Predecessor Funds”), respectively.

Other than the Global Opportunities Fund and the Mid-Cap Growth Fund, the Funds are non-diversified series of the Company.

INVESTMENT POLICIES AND PRACTICES

Each Fund’s investment objective and principal investment strategies is described in the Prospectus. The sections below describe some of the different types of investments that may be made by each Fund as part of its non-principal investment strategy. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

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Types of Equity Securities

In addition to common stock, the equity securities that the Fool 100 Fund, Global Opportunities Fund, Small-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. The Mid-Cap Growth Fund may invest in securities having equity characteristics, such as rights and warrants. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Derivative Investments

As part of their non-principal investment strategies, the Funds may use certain derivative instruments in connection with their investment activities. Described below are the types of derivatives in which the Funds may invest, as well as information regarding the risks associated with Funds’ use of derivatives.

Derivatives, Generally

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk, or to seek capital appreciation. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Funds’ portfolio as a whole. Derivatives may permit the Funds to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Funds can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Funds’ performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Funds. OTC derivatives are less liquid than exchange-traded derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Variable rate and floating-rate securities may also be considered a type of derivative.

To the extent a Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”). The Company, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the regulations of the CFTC promulgated thereunder, with respect to the Funds’ operation. The Company is not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and may subject advisers to mutual funds to regulation by the CFTC. Although the Company has concluded that the Funds should be able to operate within the exclusion from CFTC regulation, there is no certainty that the Funds or the Company will be able to continue to rely on an exclusion from CFTC regulation in the future. The Funds may determine not to use investment strategies that trigger CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

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The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Forward Foreign Currency Contracts

The Global Opportunities Fund is authorized to enter into forward foreign currency contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enter into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Company’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Funds’ commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Warrants and Rights

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Funds the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than is the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than are the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors may make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Total Return Swaps and Participatory Notes

The Global Opportunities Fund may enter into total return swaps and participatory notes, which are very similar to swaps but specific to a particular foreign market. A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. The Fund may use total return swaps and participatory notes to increase its investment exposure to particular foreign securities markets and foreign securities. These instruments are subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, they can involve significant economic leverage and risks of loss.

Diversification

As a “diversified” investment company, each of the Global Opportunities Fund and Mid-Cap Growth Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). However, to limit the risks associated with highly concentrated holdings, it is each Fund’s current policy (which may be changed by the Board of Directors of the Company (the “Board”)) not to invest more than 5% of the value of its total assets in the securities of any one issuer. Each of the Global Opportunities Fund and Mid-Cap Growth Fund also intends to satisfy the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies.

Exchange-Traded Funds and Other Similar Instruments

The Fool 100 Fund, Global Opportunities Fund, Small-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically at least 25,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fool 100 Fund, Global Opportunities Fund, Next Index Fund and Capital Efficiency Fund do not invest in actively managed Traded Funds.

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Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Foreign Custody Risk

The Global Opportunities Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Global Opportunities Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Securities

The Global Opportunities Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts, Global Depositary Receipts and Non-Voting Depositary Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, they may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Funds’ total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Non-Voting Depositary Receipts (“NVDRs”) are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from shareholders. Investments in NVDRs involve certain risks unique to foreign investments. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and the EU signed the Trade and Cooperation Agreement (“TCA”) on December 30, 2020, which was applied provisionally as of January 1, 2021 and entered into force on May 1, 2021. The TCA is an agreement on the terms governing certain aspects of the relationship between the EU and the UK following the end of the transition period. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted, however, market disruption in the EU and globally may have a negative effect on the value of the Funds’ investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments.

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Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Funds’ investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Funds from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Funds’ ability to achieve their investment objectives, prevent the Funds from receiving payments otherwise due, increase diligence and other similar costs to the Funds, render valuation of affected investments challenging, or require the Funds to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Funds’ performance with respect to such investments, and thus the Funds’ performance as a whole.

Each of the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may invest in bonds and other types of debt obligations of U.S. issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”) and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings that the Adviser deems most relevant to the Fund is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fool 100 Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

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Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, each of the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. None of the Fool 100 Fund, Global Opportunities Fund, Next Fund and Capital Efficiency Fund has any arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Code, to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Funds, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099-DIV may be sent.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. Through 2025, a Fund may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. Section 199A is currently set to expire after 2025.

Securities of Other Investment Companies

The Global Opportunities Fund and Mid-Cap Growth Fund may invest in securities of other investment companies, including shares of money market funds. As stated above, the Global Opportunities Fund may invest in ETF shares. The Mid Cap Growth Fund may not invest in ETFs or closed-end funds. The Global Opportunities Fund and Mid-Cap Growth Fund’s investment in securities of other investment companies (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act -- generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Global Opportunities Fund and Mid-Cap Growth Fund invest in another investment company, shareholders of the Global Opportunities Fund and Mid-Cap Growth Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Global Opportunities Fund and Mid-Cap Growth Fund.

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The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by a Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each of the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Temporary Investments

During periods of adverse market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. Each Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, each Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. Each Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Non-Diversification Risk

Non-diversification risk is the risk that a Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. A “non-diversified” classification means that the Funds are not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fool 100 Index, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund and consequently, the Fund’s investment portfolio.

Each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund intends to maintain the required level of diversification and otherwise conduct its respective operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the respective Fund of any liability for federal income tax to the extent that its respective earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the ability of the Fool 100 Fund, Next Fund and Capital Efficiency Fund to track the Fool 100 Index, Next Index, and Capital Efficiency 100 Index, respectively, and may make it less likely that the Fool 100 Fund, Next Fund and Capital Efficiency Fund will meet their investment objectives.

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Portfolio Turnover

Although the Funds generally do not intend to engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that each Fund’s portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the realization of larger amounts of capital gains, including short-term capital gains. Capital gains are generally taxable when distributed to shareholders, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. For the fiscal years ended August 31, 2024 and 2023, the portfolio turnover rates for the Funds can be found below.

	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023
Motley Fool 100 Index ETF	24%	6%
Motley Fool Global Opportunities ETF	38%	4%
Motley Fool Mid-Cap Growth ETF	31%	18%
Motley Fool Small-Cap Growth ETF	30%	62%
Motley Fool Next Index ETF	18%	27%
Motley Fool Capital Efficiency 100 Index ETF	35%	25%

Repurchase Agreements

The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund, typically involves the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund ‘s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Each of the Fool 100 Fund, Global Opportunities Fund, Mid-Cap Growth Fund, Next Index Fund and Capital Efficiency Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Company’s custodian will hold on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. Each Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Company on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Company may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Funds.

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When voting or consent rights that accompany loaned securities pass to the borrower, the Company will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Funds will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Funds may lend foreign securities consistent with the foregoing requirements.

Special Note Regarding Market Events

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether a Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact a Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Although vaccines for COVID-19 are available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by a disease outbreak may heighten other pre-existing political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rate changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impacting the Fund performance, and cause losses on your investments in the Fund. You should also review the Funds’ Prospectus and this SAI to understand the Funds’ discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds, underlying funds, and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds, underlying funds, and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds, underlying funds, and issuers in which they invest.

Cyber Security Risk

Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. Each Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value. While each Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Funds have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser.

RIC Compliance Risk

Each Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

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INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each of the Fool 100 Fund, Small-Cap Growth Fund, Next Fund and Capital Efficiency Fund may not:

1.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that a Fund will concentrate to approximately the same extent as its respective Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3.	Make loans, except to the extent permitted under the 1940 Act.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following non-fundamental restriction, which may be changed without a shareholder vote:

1.	Each Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2.	Each of the Fool 100 Fund, Next Fund, and Capital Efficiency Fund invest, under normal circumstances, at least 80% of its respective total assets (exclusive of collateral held from securities lending), in the component securities of the Fool 100 Index, Next Index and Capital Efficiency 100 Index, respectively.

Except with the approval of a majority of the outstanding voting securities, each of the Global Opportunities Fund and Mid-Cap Growth Fund may not:

1.	Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.	Purchase or sell commodities, except that each Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.	Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.	Issue senior securities as defined by the 1940 Act or borrow money, except that each Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by a Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

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6.	Underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.	Make loans of money or securities, except that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Group of related industries is defined as three or more industries based on the Adviser’s classification for the purpose of this section.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Global Opportunities Fund and Mid-Cap Growth Fund do not engage in these types of activities.

Each of the Global Opportunities Fund and Mid-Cap Growth Fund has adopted the following additional investment restrictions, which are not fundamental and which the Board may change. Under these restrictions, a Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.	Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Funds’ total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.	Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of a Fund’s net assets would be so invested.

4.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

and the Mid-Cap Growth Fund may not:

5.	Make any change in its policy to invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. companies having mid-market capitalizations and growth characteristics under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in a Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that either Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the shares of a Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the Fund; (b) limitations on the Fund’s portfolio holdings or reference assets; (c) dissemination and availability of the intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares of the Fund; (iv) with respect to the Fool 100 Fund, Next Fund or Capital Efficiency Fund only, if the value of the Fund’s underlying Index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the underlying Index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares from listing and trading upon termination of a Fund.

The Company reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

To provide additional information regarding the indicative value of shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for a Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	76

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chair, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	76	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc.(global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	76	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	76	EIP Investment Trust (registered investment company) (until August 2022).

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Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	76	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).
INTERESTED DIRECTORS(2)
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2022, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	76	None.
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	76

Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 65	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust and The RBB Fund Inc.; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A

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Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust; since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 45	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 76 portfolios of the fund complex, consisting of the series in the Company (66 portfolios) and The RBB Fund Trust (10 portfolios).

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Sablowsky and Shea are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the Company by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2024.

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Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened five times during the fiscal year ended August 31, 2024.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2024.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2024.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened seven times during the fiscal year ended August 31, 2024.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2024.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of the Company. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened five times during the fiscal year ended August 31, 2024.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer (“CCO”). The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of the Company and The RBB Fund Trust (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him or her), as of December 31, 2023, including the amounts through the deferred compensation plan.

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Name of Director	Dollar Range of Equity Securities in the Fool 100 Fund	Dollar Range of Equity Securities in the Global Opportunities Fund	Dollar Range of Equity Securities in the Mid-Cap Growth Fund	Dollar Range of Equity Securities in the Small-Cap Growth Fund	Dollar Range of Equity Securities in the Next Fund	Dollar Range of Equity Securities in the Capital Efficiency Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Gregory P. Chandler	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000	None	Over $100,000
Lisa A. Dolly	None	None	None	None	None	None	None
Nicholas A. Giordano	None	None	None	None	None	None	$10,001-$50,000
Arnold M. Reichman	None	None	None	None	None	None	Over $100,000
Martha A. Tirinnanzi(1)	None	None	None	None	None	None	None
INTERESTED DIRECTORS
Robert Sablowsky	$10,001-$50,000	None	None	None	None	None	Over $100,000
Brian T. Shea	None	None	None	None	None	None	$10,001-$50,000

(1)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

Directors’ and Officers’ Compensation

Effective January 1, 2025, the Company and The RBB Fund Trust, based on an allocation formula, pay each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

From January 1, 2023 through December 31, 2023, the Company and The RBB Fund Trust, based on an allocation formula, paid each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chair of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chair of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC received $875,000 in the aggregate from all series of the Company and The RBB Fund Trust for its services, and $44,531 from the Fool 100 Fund, $30,954 from the Global Opportunities Fund, $13,891 from the Mid-Cap Growth Fund, $5,534 from the Small-Cap Growth Fund, $1,469 from the Next Fund, and $1,533 from the Capital Efficiency Fund. Employees of the Company serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, and are compensated for services provided. For the fiscal year ended August 31, 2024, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from the Company and The RBB Fund Trust in the following amounts:

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Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director(1)	$9,619	N/A	N/A	$137,250
Gregory P. Chandler, Director	$22,120	N/A	N/A	$311,000
Lisa A. Dolly, Director	$21,043	N/A	N/A	$296,000
Nicholas A. Giordano, Director	$20,749	N/A	N/A	$291,000
Arnold M. Reichman, Director and Chair	$28,356	N/A	N/A	$397,500
Robert A. Straniere, Director(2)	$19,426	N/A	N/A	$274,750
Martha A. Tirinnanzi, Director(3)	$12,832	N/A	N/A	$177,250
Interested Director:
Robert Sablowsky, Director and Vice Chair	$26,366	N/A	N/A	$370,250
Brian T. Shea, Director	$21,178	N/A	N/A	$300,500
Officers:
Steven Plump, President	$18,963	N/A	N/A	$308,667
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$23,461	N/A	N/A	$381,883
Craig Urciuoli, Director of Marketing & Business Development	$19,608	N/A	N/A	$319,178

(1)	Mr. Brodsky retired from his role as a Director effective February 2024.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

For the fiscal year ended August 31, 2024, each of the following members of the Board, the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Independent Directors:
Julian A. Brodsky, Director(1)	$4,245	$3,200	$1,443	$543	$104	$85
Gregory P. Chandler, Director	$10,172	$6,912	$3,117	$1,242	$311	$366
Lisa A. Dolly, Director	$9,663	$6,581	$2,969	$1,183	$297	$349
Nicholas A. Giordano, Director	$9,552	$6,476	$2,920	$1,164	$292	$344
Arnold M. Reichman, Director and Chair	$13,030	$8,870	$4,000	$1,593	$398	$466
Robert A. Straniere, Director(2)	$8,897	$6,091	$2,750	$1,094	$274	$320
Martha A. Tirinnanzi, Director(3)	$6,065	$3,868	$1,736	$712	$195	$256
Interested Directors:
Robert Sablowsky, Director and Vice Chair	$12,090	$8,262	$3,728	$1,483	$370	$433
Brian T. Shea, Director	$9,671	$6,661	$3,009	$1,195	$297	$345
Officers:
Steven Plump, President	$10,220	$4,845	$2,237	$874	$277	$510
James G. Shaw, Chief Financial Officer, Chief Operating Officer, and Secretary	$12,644	$5,994	$2,768	$1,081	$343	$630
Craig Urciuoli, Director of Marketing & Business Development	$10,568	$5,010	$2,314	$904	$287	$527

(1)	Mr. Brodsky retired from his role as a Director effective February 2024.
(2)	Mr. Straniere retired from his role as a Director effective January 2025.
(3)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

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Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2023, the Independent Directors and their respective family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of the Company (“Committee”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Funds and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of the Company. Effective January 2025, Robert Straniere serves as a Director Emeritus of the Company.

For the fiscal year ended August 31, 2024, Julian Brodsky received compensation for his role as a Director Emeritus in the following amounts:

Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
$3,324	N/A	N/A	$43,750

For the fiscal year ended August 31, 2024, Mr. Brodsky received compensation from each of the Funds in the following amounts:

Name of Director Emeritus	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	Next Fund	Capital Efficiency Fund
Julian Brodsky	$1,630	$947	$425	$183	$58	$82

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

Any person owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Principal holders are persons who own 5% or more of the outstanding shares of a Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of November 30, 2022, the Company does not have information regarding the record or beneficial ownership of shares of each Fund held in the names of DTC participants, as DTC has not provided the Company with access to such information.

As of November 30, 2024, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “MANAGEMENT OF THE FUNDS — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 275, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of Motley Fool Investment Management, LLC, a subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

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The Adviser provides investment advisory services to each Fund pursuant to the terms of Investment Advisory Agreements (each an “Advisory Agreement” and together, the “Advisory Agreements”) between the Company and the Adviser. After the initial two year-term, each Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Funds and for placing orders for the purchase and sale of investments for each Fund’s portfolio. The Adviser also provides such additional administrative services as the Company may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Company. In addition, the Adviser pays the salaries of officers of the Company who are employees of the Adviser and any fees and expenses of Directors of the Company who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

Pursuant to the terms of the Advisory Agreements, in consideration of the services provided by the Adviser, each Fund pays the Adviser a unitary management fee that is computed and paid as shown in the following table. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreements, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

Contractual Advisory Fee
Fool 100 Fund	0.50%
Global Opportunities Fund	0.85%
Mid-Cap Growth Fund	0.85%
Small-Cap Growth Fund	0.85%
Next Fund	0.50%
Capital Efficiency Fund	0.50%

The following table shows the management fees paid to the Adviser from the Funds during the past three fiscal years, or since commencement of operations (if shorter).

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Fiscal Year Ended	Amount Fund Paid to Adviser
Fool 100 Fund
August 31, 2024	$3,573,161
August 31, 2023	$2,120,500
August 31, 2022	$2,481,677
Global Opportunities Fund
August 31, 2024	$3,631,316
August 31, 2023	$3,520,595
August 31, 2022	$4,710,859

Mid-Cap Growth Fund
August 31, 2024	$1,633,412
August 31, 2023	$1,645,190
August 31, 2022	$2,285,497

Small-Cap Growth Fund
August 31, 2024	$665,835
August 31, 2023	$598,691
August 31, 2022	$1,060,744

Next Fund*
August 31, 2024	$129,230
August 31, 2023	$149,524
August 31, 2022	$99,316

Capital Efficiency Fund*
August 31, 2024	$170,046
August 31, 2023	$100,946
August 31, 2022	$42,809
* Inception date of the Fund was December 30, 2021

PORTFOLIO MANAGERS

The following table provides information regarding accounts managed by the portfolio managers other than the Funds as of August 31, 2024.

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Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets	Number	Assets
Anthony L. Arsta
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	6	$932,528	0	$0

Nathan G. Weisshaar
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	1	$46,965	0	$0

Michael J. Olsen
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	2	$1.14 million	0	$0

Charles L. Travers, Jr.
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

Portfolio Manager Compensation

Each portfolio manager’s base salary is determined by the Adviser based on his level of responsibility at the Adviser. In determining the amount of the base salary, the Adviser considered compensation levels in the mutual fund industry and in the geographic area of the Adviser, as well as compensation levels generally at the Adviser and its affiliates. Portfolio managers also are eligible for an incentive bonus, which is subjective. The bonus takes into consideration a number of factors including, but not limited to, performance, client satisfaction and service, and the profitability of the Adviser’s business.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The portfolio managers manage or provide investment advisory services for other accounts with investment strategies similar to the Funds, including other pooled investment vehicles, separately managed accounts and proprietary accounts of its affiliates, and some of the Adviser’s personnel, including the members of its investment committee, provide advisory services on behalf of the Adviser’s affiliate, Motley Fool Wealth Management (“MFWM”), particularly for MFWM’s separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the Adviser’s affiliates and/or the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), with the result that other accounts could outperform the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account but the Funds are unable to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions or make recommendations for another account, including proprietary accounts of affiliates, that may adversely affect the value of securities held by the Funds. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed or advised by the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients, including those of MFWM, in which the Funds have no interest and thus may have certain additional conflicts of interest. In addition, the Adviser or MFWM may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client or proprietary account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

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The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients and proprietary accounts, and MFWM and the Adviser have adopted procedures to assure that neither MFWM nor the Adviser (or their respective clients) can benefit from an informational or trading advantage over the other. Generally, trades for the Funds, MFWM separately managed accounts and proprietary accounts are executed through MFWM’s trading desk in accordance with all these procedural safeguards, which includes (among other things) the Funds use of dedicated traders to separately place trades on behalf of the Funds. If a portfolio manager decides to trade a security for multiple clients (including the Funds), the portfolio manager will simultaneously send trade instructions to the traders dedicate to and responsible for trading their respect covered accounts.

The Fool 100 Index tracked by the Fool 100 Fund was established by Motley Fool in 2017 and it is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. The Next Index tracked by the Next Fund was established by The Motley Fool in 2021 and is a proprietary, rules-based index designed to track the performance of mid- and small-capitalization U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. The Capital Efficiency 100 Index tracked by the Capital Efficiency Fund was established by The Motley Fool in 2021 and it is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by The Motley Fool’s analysts and newsletters, and that also meet certain liquidity requirements.

The Motley Fool provides a very broad range of information and commentary via its many services. Consequently, as a result of the diverse opinions of The Motley Fool staff, some of its services may, from time to time, take actions or issue recommendations with regard to specific securities that are different from those recommendations resulting in the inclusion of certain securities in the Funds. These opinions and recommendations may be consistent with the recommendations upon which the Fool 100 Index, Next Index and Capital Efficiency 100 Index are ultimately based, or even adversely affect the prices of securities included in the Fool 100 Index, Next Index and Capital Efficiency 100 Index.

In addition, The Motley Fool and other publishing affiliates of the Adviser (collectively, “Publishing Affiliates”) may publish opinions, and recommendations regarding the purchase and sale of securities, potentially including particular securities, industries, or market sectors in which a Fund has invested or that the Adviser is considering for purchase or sale by a Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser, and they may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell particular securities. The Funds, the Adviser, and the Publishing Affiliates have adopted procedures designed to prevent the Publishing Affiliates’ personnel from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolio transactions and to prevent personnel of the Adviser from using information from the Publishing Affiliates and their publications before publication. These procedures include physical segregation of offices with controls on access, restrictions on electronic access to information, policies to maintain the confidentiality of information, and related training with respect to these policies. In addition, the procedures require monitoring by the chief compliance officer of the Adviser and the general counsel of the Publishing Affiliates through the review of transactions and publications, with the goal of identifying possible use of information by the Adviser or the Publishing Affiliates or their respective personnel in violation of applicable policies. Certain conflicts may nonetheless be deemed to exist to the extent that a Fund might benefit if a Publishing Affiliate recommends the purchase of a security held by a Fund or recommends the sale of a security being considered by a Fund for purchase, and to the extent that the price of a security on which a Publishing Affiliate has expressed an opinion could be affected by the Adviser’s purchase or sale of that security for a Fund. In this regard, members of the investment committee may consider analysis published by the Publishing Affiliates in making investment decisions for the Funds and other clients; however, they do not base their decisions solely on such analysis, and, as a matter of policy, decisions to purchase and sell securities for a Fund are made based on the Adviser’s best judgment, consistent with the best interests of each Fund.

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Ownership of Fund Shares by the Portfolio Managers

As of August 31, 2024, the dollar range of equity securities of the Funds beneficially owned by each portfolio manager is as follows:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 8/31/24
Fool 100 Fund
Anthony L. Arsta	$10,001-$50,000
Charles L. Travers Jr.	$50,001-$100,000
Global Opportunities Fund
Anthony L. Arsta	$100,001- $500,000
Nathan G. Weisshaar	$100,001- $500,000
Michael J. Olsen	None
Mid-Cap Growth Fund
Anthony L. Arsta	$100,001- $500,000
Nathan G. Weisshaar	$10,001-$50,000
Small-Cap Growth Fund
Anthony L. Arsta	$10,001-$50,000
Charles L. Travers Jr.	$50,001-$100,000
Nathan G. Weisshaar	$100,001- $500,000
Next Fund
Anthony L. Arsta	$10,001-$50,000
Charles L. Travers Jr.	None
Capital Efficiency Fund
Anthony L. Arsta	$10,001-$50,000
Charles L. Travers Jr.	None

UNDERWRITER

The Company has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as each Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 25,000 shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Company, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

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PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

The Company issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Small-Cap Growth Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication of the Fund and a Cash Component (defined below), computed as described below. The consideration for purchase of a Creation Unit of the Fool 100 Fund generally consists of Deposit Securities per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fool 100 Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, each Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objectives of a Fund. The composition of the Deposit Securities for the Fool 100 Fund, Next Fund and Capital Efficiency Fund may also change in response to adjustments to the weighting or composition of the component securities of the respective Fund’s Index.

The Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Company also reserves the right to include or remove Deposit Securities from the basket for the Fool 100 Fund, Next Fund and Capital Efficiency Fund in anticipation of the respective Fund’s Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the respective Fund’s Index or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Company may at its discretion permit full or partial cash purchases of Creation Units of the Funds in instances permitted by the exemptive relief the Adviser is relying on in offering each Fund. When full or partial cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and the Company, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Company an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

24

All orders to purchase shares directly from a Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed on any day, a Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to a Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Company or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Company. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Company, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Company of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Company will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Company to buy the missing Deposit Securities at any time. APs will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Company reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Company, be unlawful.

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CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. A Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Company in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for each Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE COMPANY WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Company. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at the Company’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Company does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Company. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for each Fund is $300.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Company is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by the Company, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

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In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by the Company to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Company has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of a Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to each Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose each Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-PORT, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Each Fund’s entire portfolio holdings are publicly disseminated each business day and may be available through financial reporting and news services including publicly available internet websites.

The Company may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; Fund Services, the administrator, accounting agent and transfer agent Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

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Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information and, (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of a Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s CCO as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to a Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

TYPE OF SERVICE PROVIDER	TYPICAL FREQUENCY OF ACCESS TO PORTFOLIO INFORMATION	RESTRICTIONS
Adviser	Daily	Ethical
Administrator	Daily	Contractual and ethical
Underwriter	Daily	Contractual and ethical
Custodian	Daily	Contractual and ethical
Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, Board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Quarterly—filing and printing of portfolio holdings schedules and semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers Through Which the Fund Purchases and Sells Portfolio Securities	Daily access to the relevant purchase and/or sale—no broker/dealer has access to the Fund’s entire portfolio	Contractual and ethical

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY AND SELL SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of each Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”). If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser, as the Funds’ valuation designee, as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Funds. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

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The values of securities held by each Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by a Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of the Company each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

Dividend Reinvestment Service

The Funds will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of each Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions, including distributions of capital gains, to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of August 31, 2024, the Small-Cap fund had $122,332 of short term capital loss carryforwards and $16,872,929 of long-term capital loss carryforwards, the Capital Efficiency Fund had $195,048 of short-term capital loss carryforwards, and the Next Fund had $1,301,761 of short-term capital loss carryforwards and $520,256 of long-term capital loss carryforwards.

State and Local Taxes

Although each Fund expects to continue to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among a Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on each Fund.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Funds’ policies, the Adviser, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Funds and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Company directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

For the periods shown below the Funds paid the following brokerage fees:

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Fiscal Year Ended	Paid Brokerage Fees
Fool 100 Fund
August 31, 2024	$101,865
August 31, 2023	$17,455
August 31, 2022	$38,580
Global Opportunities Fund
August 31, 2024	$473,895
August 31, 2023	$18,960
August 31, 2022	$196,633
Mid-Cap Growth Fund
August 31, 2024	$70,687
August 31, 2023	$47,214
August 31, 2022	$18,797
Small-Cap Growth Fund
August 31, 2024	$75,035
August 31, 2023	$93,602
August 31, 2022	$56,799
Next Fund*
August 31, 2024	$8,208
August 31, 2023	$12,601
August 31, 2022	$6,019
Capital Efficiency Fund*
August 31, 2024	$6,020
August 31, 2023	$3,360
August 31, 2022	$1,551

*	Inception date of the Fund was December 30, 2021.

The increase in brokerage commissions paid by the Fool 100 Fund and Global Opportunities Fund for the fiscal year ended August 31, 2024, compared to the fiscal year ended August 31, 2023, is due to the increase in both net assets as well as portfolio turnover rates by such Funds.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

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Directed Brokerage

During the fiscal year ended August 31, 2024, each Fund directed a portion of its brokerage transactions to brokers for research services provided. The table below shows the amount of brokerage transactions directed for such services and related commissions paid by the Funds.

Funds	Amount of Brokerage Transactions	Brokerage Commissions Paid
Fool 100 Fund	$343,227,591	$61,583
Global Opportunities Fund	$4,083,712,763	$160,999
Mid-Cap Growth Fund	$119,237,221	$42,412
Small-Cap Growth Fund	$48,250,088	$42,446
Next Fund	$9,162,335	$4,925
Capital Efficiency Fund	$24,512,808	$3,612

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

The table below sets forth, for each Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

	Fool 100 Fund	Global Opportunities Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Gross income from securities lending activities:	$947,621	$2,075,077	$1,734,440	$1,402,747
Fees paid to securities lending agent from a revenue split:	$7,109	$13,531	$10,621	$8,540
Fees paid for any cash collateral management service that are not included in the revenue split:	$5,074	$11,188	$9,349	$7,560
Administrative fees not included in revenue split:	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0
Rebates (paid to borrower):	$907,002	$1,996,236	$1,671,986	$1,352,489
Other fees not included in revenue split:	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$919,185	$2,020,955	$1,691,956	$1,368,589
Net income from securities lending activities:	$28,436	$54,122	$42,484	$34,158

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds (“portfolio proxies”) to the Adviser, subject to the Board’s continuing oversight. The Adviser’s proxy voting policies are summarized below.

Policies of the Funds’ Adviser

In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of each Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. The Adviser has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with guidelines described in the Adviser’s Proxy Voting Policies and Procedures and to maintain records of such portfolio proxy voting. The Adviser’s Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

A summary of the Adviser’s Proxy Voting Policies and Procedures for the Fool 100 Fund, Next Fund, and Capital Efficiency Fund is as follows:

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•	Because each Fund is an index-based product, it is the general policy of the Adviser to vote proxies in accordance with the recommendation of a proxy voting agent.
•	The Adviser retains the power to vote contrary to the recommendation of a proxy voting agent at its discretion, so long as the reasons for doing so are well documented and subject to the Adviser’s controls regarding conflicts of interest.
•	In certain situations there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser or an affiliate of the Adviser. The Adviser’s Proxy Voting Committee will address any such conflicts on a case-by-case basis. Generally, if the proposal that gives rise to the conflict is specifically addressed in the proxy voting guidelines, the Adviser will vote the portfolio proxy in accordance with the guidelines. If such proposal is not specifically addressed in the guidelines, or if the guidelines provide discretion to the Adviser (i.e., on a case-by-case basis), the Proxy Voting Committee will determine how to vote the portfolio proxy in the best interests of a Fund.
•	All proxies will be voted in accordance with any applicable investment restrictions of a Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board.
•	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting.

A summary of the Adviser’s Proxy Voting Policies and Procedures for the Global Opportunities Fund, Mid-Cap Growth Fund, and Small-Cap Growth Fund is as follows:

It is the Adviser’s policy to vote all proxies a Fund receives in a manner that serves the Fund’s best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of a Fund’s investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

In certain situations there may be a conflict of interest in the voting of proxies between the interests of a Fund and its shareholders and those of the Adviser or an affiliate of the Adviser. The Adviser’s Proxy Voting Committee will address any such conflicts on a case-by-case basis. Generally, if the proposal that gives rise to the conflict is specifically addressed in the proxy voting guidelines, the Adviser will vote the portfolio proxy in accordance with the guidelines. If such proposal is not specifically addressed in the guidelines, or if the guidelines provide discretion to the Adviser (i.e., on a case-by-case basis), the Proxy Voting Committee will determine how to vote the portfolio proxy in the Funds’ best interests.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by each Fund during the 12-month period ending June 30 without charge, upon request by calling 1-703-302-1100, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-703-302-1100 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates, as incentives to help market and promote a Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 92.023 billion shares have been classified into 237 classes. However, the Company only has approximately 70 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued Shares of common stock from time to time.

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Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

GENERAL INFORMATION

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S 16th St. Suite 2900, Philadelphia, PA 19102-2529, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the Funds’ financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Custodian, the Distributor and the Administrator are affiliates.

For the periods shown the Funds paid Fund Services the following:

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Fiscal Year Ended	Fees Paid to the Administrator
Fool 100 Fund
August 31, 2024	$188,073
August 31, 2023	$113,084
August 31, 2022	$182,676
Global Opportunities Fund
August 31, 2024	$117,396
August 31, 2023	$133,497
August 31, 2022	$200,708
Mid-Cap Growth Fund
August 31, 2024	$58,337
August 31, 2023	$68,019
August 31, 2022	$99,606
Small-Cap Growth Fund
August 31, 2024	$30,734
August 31, 2023	$56,611
August 31, 2022	$46,518
Next Fund*
August 31, 2024	$24,728
August 31, 2023	$27,523
August 31, 2022	$9,252
Capital Efficiency Fund*
August 31, 2024	$22,506
August 31, 2023	$20,305
August 31, 2022	$5,135

*	Inception date of the Fund was December 30, 2021.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended August 31, 2024, appearing in each Fund’s annual report to shareholders dated August 31, 2024, and the report of Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. For a more complete discussion of each Fund’s performance, please see the Funds’ annual report to shareholders dated August 31, 2024, which may be obtained without charge.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•           Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•           Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.